Exhibit 99.1

October 15, 2010

Dear Trust Preferred Securities Holder:

You are a holder of trust preferred securities issued by First Preferred Capital Trust IV (the “Trust”) listed on the New York Stock Exchange (CUSIP 33610A209) and traded under the symbol “FBSPrA.”

First Banks, Inc. (“First Banks,” the “Company” or “we”), the holder of 100% of the outstanding common securities of the Trust, is soliciting consents to amend:  (a) the Indenture, dated April 1, 2003 (the “Indenture”), relating to the 8.15% Subordinated Debentures due 2033 issued by the Company to the Trust (the “Debentures”); (b) the Amended and Restated Trust Agreement, dated April 1, 2003, relating to the Trust (the “Trust Agreement”); and (c) the Preferred Securities Guarantee, dated April 1, 2003 (the “Guarantee Agreement”), relating to the 8.15% cumulative trust preferred securities of the Trust (the “Trust Preferred Securities”).  This action is subject to approval of the holders of record (as of October 12, 2010) of a majority in aggregate liquidation amount of the outstanding Trust Preferred Securities.

We are soliciting your consent to certain amendments to the Indenture, Trust Agreement and Guarantee Agreement in order to increase our capital planning flexibility under the terms of those documents and the provisions of the indentures, guarantee agreements and trust agreements relating to our other tranches of trust preferred securities.  The proposed amendments would provide an opportunity for the Company to improve its capital position and decrease its level of indebtedness during a period in which it is deferring interest payments in accordance with the terms of the Indenture (a “Deferral Period”).  For example, we would be able to realize the capital benefits of exchanging outstanding debt, equity or trust preferred securities for newly issued equity securities with more favorable regulatory capital treatment as described more fully under “Purpose and Effects of the Consent Solicitation” on page 10 of the Consent Solicitation.

The Indenture and Guarantee Agreement currently provide that during a Deferral Period, neither the Company nor any of its subsidiaries may take certain specified actions, including, but not limited to, the repurchase, redemption or acquisition of their outstanding capital stock or of indebtedness ranking pari passu with or junior to the Debentures; payment of dividends or distributions on their capital stock; or payment of interest, principal or premiums on the indebtedness described above.  Although the Indenture permits the Company to exchange Trust Preferred Securities it beneficially owns for a corresponding principal amount of Debentures, it does not permit such an exchange for other tranches of trust preferred securities.  The Indenture and Guarantee Agreement further provide that during a Deferral Period, the Company may not redeem, purchase or acquire less than all of the outstanding Debentures or any of the Trust Preferred Securities.

Although several exceptions to these restrictions exist, neither the Indenture nor the Guarantee Agreement expressly sets forth an exception for exchanges or conversions of Company, subsidiary or affiliate capital stock for (i) capital stock of the Company or a subsidiary or affiliate or (ii) outstanding Company indebtedness ranking pari passu with or junior to the Debentures (which would include junior subordinated debentures relating to trust preferred securities).  Each of our other indentures relating to our other outstanding trust preferred securities contains a similar exception that permits the issuance of Company capital stock in such an exchange or conversion, and we believe that incorporating the proposed exception into the Indenture and the Guarantee Agreement will serve the best interests of the Company and the Holders (as defined in the Consent Solicitation Statement).  Further amendments to the Indenture and Trust Agreement permitting the Company to exchange any trust preferred securities that it beneficially owns for a corresponding principal amount of the related junior subordinated debentures would enable the Company to realize the benefits of an acquisition of any tranche of outstanding trust preferred securities by cancelling the related indebtedness to the extent permitted under the applicable trust agreement or indenture.  Absent such a provision, the Company would not be able to reduce its indebtedness for the principal amount of any other tranche of trust preferred securities it might acquire in a permitted transaction, which would essentially negate the principal purpose of the acquisition.

We are asking for your approval of the following amendments:

Proposal 1:  To amend Sections 4.3 and 5.6 of the Indenture, each of which sets forth various restrictions on the Company’s activities during a Deferral Period, to:

(i)            allow the Company or a subsidiary or affiliate of the Company  to issue its capital stock in exchange for or upon conversion of outstanding capital stock of the Company or any subsidiary or affiliate or for outstanding indebtedness of the Company ranking pari passu with or junior to the Debentures (which would include any tranche of junior subordinated debentures relating to trust preferred securities) during a Deferral Period;

(ii)           permit the Company to exchange any trust preferred securities that it beneficially owns for an equal principal amount of corresponding junior subordinated debentures and then cancel such indebtedness during a Deferral Period; and

(iii)          permit the Company to acquire less than all of any outstanding Debentures or any of the Trust Preferred Securities during a Deferral Period.

Proposal 2:  To add a new Section 8.20 to the Trust Agreement to direct the Property Trustee to cancel any Trust Preferred Securities held and surrendered to it by the Company, which would then permit the Trustee under the Indenture to cancel the corresponding indebtedness.

Proposal 3:  To amend Section 6.1 of the Guarantee Agreement, which sets forth the same restrictions on the Company’s activities during a Deferral Period as are listed in Sections 4.3 and 5.6 of the Indenture, to conform to the Proposed Amendments set forth in Proposal 1 above.

This is not an exchange offer or other offer for you to tender any securities.

This solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement, which describes the terms of the proposed amendments.  This Consent Solicitation Statement is being sent to all holders of the Trust Preferred Securities as of the Record Date on October 12, 2010. Also enclosed you will find your Letter of Consent and return envelope.  YOUR VOTE IS IMPORTANT.  Please complete the Letter of Consent and return it by mail, first-class postage prepaid.  Please call D.F. King & Co., Inc., our Solicitation Agent, toll free at (800) 290-6426 or collect at (212) 269-5550 if you have any questions or need assistance in responding to this solicitation or returning your Letter of Consent.  Consents must be submitted to the Solicitation Agent by 5:00 p.m., New York City time, on November 19, 2010.

Your response to this solicitation is important.  Failure to return the enclosed Letter of Consent will have the same effect as a vote against approval of the proposed amendments.

Sincerely, First Banks, Inc. /s/ Terrance M. McCarthy Terrance M. McCarthy President and Chief Executive Officer

CONSENT SOLICITATION STATEMENT

FIRST PREFERRED CAPITAL TRUST IV

Solicitation of Consents relating to
Proposed Amendments to the Indenture, Trust Agreement and Preferred Securities Guarantee
Governing its 8.15% Cumulative Trust Preferred Securities

THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 19, 2010, UNLESS OTHERWISE EXTENDED (SUCH TIME AND DATE, AS THEY MAY BE EXTENDED, THE “CONSENT DATE”).  CONSENTS MAY BE REVOKED ONLY ON THE TERMS AND CONDITIONS SET FORTH HEREIN.

Subject to the terms and conditions set forth in this Consent Solicitation Statement and the related Letter of Consent, First Banks, Inc. (“First Banks,” the “Company, “we” or “us”), the holder of 100% of the outstanding common securities of First Preferred Capital Trust IV, a statutory trust organized under Delaware law (the “Trust”), is hereby soliciting consents (such solicitation being referred to herein as the “Consent Solicitation”) of Holders (as defined below) as of the Record Date (as defined below) of the Trust’s 8.15% cumulative trust preferred securities (the “Trust Preferred Securities”) to amendments (the “Proposed Amendments”) to:  (a) the Indenture, dated April 1, 2003 (the “Indenture”), relating to the 8.15% Subordinated Debentures due 2033 issued by the Company to the Trust (the “Debentures”); (b) the Amended and Restated Trust Agreement, dated April 1, 2003, relating to the Trust (the “Trust Agreement”); and (c) the Preferred Securities Guarantee, dated April 1, 2003 (the “Guarantee Agreement”), relating to the Trust Preferred Securities.

The purpose of the Consent Solicitation is to obtain the necessary Holder consent to the Proposed Amendments that will provide us with the additional flexibility necessary to effect transactions that would potentially improve the capital position of the Company, including exchanges of our capital stock (or of capital stock of our subsidiaries or affiliates) for outstanding debt, equity or trust preferred securities during a period in which interest payments on the Debentures have been deferred in accordance with the terms of the Indenture (a “Deferral Period”).  For example, we would be able to realize the capital benefits of exchanging outstanding debt, equity or trust preferred securities for newly issued equity securities with more favorable regulatory capital treatment, as described more fully under “Purpose and Effects of the Consent Solicitation” on page 10.  We have been in a Deferral Period with respect to the Trust Preferred Securities and the Debentures, as well as our other outstanding trust preferred securities and debentures, since September 2009.  Whether and when we will be able to exit the Deferral Period and/or undertake or effect a transaction involving our trust preferred or other securities will depend on several factors, including, but not limited to, the success of this Consent Solicitation; our business, financial condition, results of operations and prospects; any applicable regulatory restrictions; and conditions in the capital markets and the overall economic environment at the time the determination is made.  We believe it is in the best interests of the Company, the Trust and the Holders to effect the Proposed Amendments at this time in order to position the Company and the Trust to engage in an exchange offer or other transaction permitted under the Proposed Amendments at the most advantageous opportunity without the further delay or uncertainty associated with a consent solicitation at that time.  For a more detailed description of the Consent Solicitation and the Proposed Amendments, see “Purpose and Effects of the Consent Solicitation” and “The Proposed Amendments” below.

If validly executed consents from Holders, or their duly designated proxies (“Duly Designated Proxies”), of a majority in aggregate liquidation amount of the outstanding Trust Preferred Securities (the “Requisite Consents”) are received on or prior to the Consent Date and not properly revoked, the Proposed Amendments will be approved.  Any written notice of revocation must be received prior to receipt of the Requisite Consents and the effectiveness of the Proposed Amendments (which may occur prior to the Consent Date).

This is not an exchange offer or other offer for you to tender any securities.  Under no circumstances should any Holder tender or deliver any securities.

In this Consent Solicitation Statement, the term “Record Date” means close of business, New York City time, on October 12, 2010, and the term “Holder” means each person shown on the records of the registrar for the Trust Preferred Securities as a registered holder on the Record Date.

Neither the Company, the Trustee nor the Solicitation Agent makes any recommendation as to whether or not Holders should deliver consents in response to the Consent Solicitation.

_________________

The Solicitation Agent for the Consent Solicitation is:

D.F. King & Co., Inc.

48 Wall Street
22nd Floor
New York, NY 10005

Banks and Brokerage Firms, Please Call:
(212) 269-5550

All Others Call Toll-Free:
(800) 290-6426
October 15, 2010

The Proposed Amendments will become effective upon receipt by First Banks of Requisite Consents that have not been revoked and the execution and delivery of an amendment to the Indenture (a “Supplemental Indenture”) and amendments to the Trust Agreement and the Guarantee Agreement implementing the Proposed Amendments by First Banks and The Bank of New York Mellon Trust Company, N.A., as Successor Trustee to Fifth Third Bank (which may occur prior to the Consent Date if the Requisite Consents are received before then).  After effectiveness of the Proposed Amendments, all current Holders of the Trust Preferred Securities, including non-Consenting Holders, and all subsequent Holders will be bound by the Proposed Amendments.

Holders and Duly Designated Proxies are requested to read and consider carefully the information contained in this Consent Solicitation Statement and the related Letter of Consent and to give their consent to the Proposed Amendments by properly completing and executing the accompanying Letter of Consent in accordance with the instructions set forth herein and therein.

First Banks expressly reserves the right, in its sole discretion and regardless of whether any of the conditions described under “The Consent Solicitation—Conditions to the Consent Solicitation; Termination” have been satisfied, subject to applicable law, at any time prior to the effectiveness of the Proposed Amendments to (i) terminate the Consent Solicitation for any reason, (ii) waive any of the conditions to the Consent Solicitation, (iii) extend the Consent Date, or (iv) amend the terms of the Consent Solicitation.  See “The Consent Solicitation—Consent Date; Extensions; Amendment.”

The transfer of Trust Preferred Securities after the Record Date will not have the effect of revoking any consent theretofore validly given by a Holder or Duly Designated Proxy, and each properly completed and executed Letter of Consent will be counted notwithstanding any transfer of the Trust Preferred Securities to which such Letter of Consent relates, unless the procedure for revoking consents described herein and in the Letter of Consent has been completed.

Recipients of this Consent Solicitation Statement and the accompanying materials should not construe the contents hereof or thereof as legal, business or tax advice.  Each recipient should consult its own attorney, business advisor and tax advisor as to legal, business, tax and related matters concerning the Consent Solicitation.

IMPORTANT

Only Holders and Duly Designated Proxies are eligible to consent to the Proposed Amendments.  Any beneficial owner of Trust Preferred Securities who is not a Holder of such Trust Preferred Securities must arrange with the person who is the Holder or such Holder’s assignee or nominee (i) to execute and deliver a Letter of Consent on behalf of such beneficial owner or (ii) to deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf.  In some cases, the nominee may request submission of instructions to execute and deliver a Letter of Consent on behalf of a beneficial owner on a Beneficial Owner’s Instruction Form.  Please check with your nominee to determine the procedures for such form.  For purposes of the Consent Solicitation, The Depository Trust Company (“DTC”) has authorized DTC participants (“Participants”) set forth in the position listing of DTC as of the Record Date to execute Letters of Consent as if they were the Holders of the Trust Preferred Securities held of record in the name of DTC or the name of its nominee.  Accordingly, for purposes of the Consent Solicitation, the term “Holder” shall be deemed to include such Participants.

Holders and Duly Designated Proxies who wish to consent must deliver their properly completed and executed Letter of Consent to the Solicitation Agent at the address set forth on the back cover page of this Consent Solicitation Statement and in the Letter of Consent in accordance with the instructions set forth herein and therein.  Consents should not be delivered to the Trust or First Banks.  However, First Banks reserves the right (but is not obligated) to accept any Letters of Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the Proposed Amendments.

We have not filed and will not file this Consent Solicitation Statement and Letter of Consent with, and they have not been reviewed by, any federal, state or foreign securities commission or regulatory authority of any country.  No person has been authorized to give any information or make any representations other than those contained or incorporated by reference herein or in the accompanying Letter of Consent and other materials, and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust, First Banks, the Solicitation Agent or any other person.  The statements made in this Consent Solicitation Statement are made as of the date hereof, and the delivery of this Consent Solicitation Statement and the accompanying materials shall not, under any circumstances, create any implication that the information contained herein is correct after the date hereof.

Please handle this matter through your bank or broker.  Questions concerning the terms of the Consent Solicitation should be directed to the Solicitation Agent at the address or telephone numbers set forth on the back cover hereof.  Requests for assistance in completing and delivering Letters of Consent or requests for additional copies of this Consent Solicitation Statement, the Letter of Consent or other related documents should be directed to the Solicitation Agent at the address or telephone numbers set forth on the back cover hereof.  Recipients of this Consent Solicitation Statement and accompanying materials should not construe the contents hereof or thereof as legal, business or tax advice.  Each recipient should consult its own attorney, business advisor and tax advisor as to legal, business, tax and related matters.

This Consent Solicitation Statement does not constitute a solicitation of Consents in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such solicitation under applicable federal securities or blue sky laws.  The delivery of this Consent Solicitation Statement shall not under any circumstances create any implication that the information contained herein is correct as of any time subsequent to the date hereof or that there has been no change in the information set forth herein or in any attachments hereto or in the affairs of the Company or any of its affiliates since the date hereof.

No person has been authorized to give any information or to make any representation not contained in this Consent Solicitation Statement, or incorporated by reference into this Consent Solicitation Statement, and, if given or made, such information or representation may not be relied upon as having been authorized by the Company or the Trustee.  The Trustee and the Solicitation Agent are not responsible for and make no representation as to the validity, accuracy or adequacy of the Consent Solicitation Statement and any of its contents and are not responsible for any statement of the Company or any other person in the Consent Solicitation Statement or in any document issued or used in connection with it or the Consents.  The Trustee and the Solicitation Agent make no recommendation to any Holder whether to consent to the Proposed Amendments or to take any other action.

This Consent Solicitation Statement has not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the fairness or merits of such transaction nor upon the accuracy or adequacy of the information contained in the Consent Solicitation.  Any representation to the contrary is unlawful.

The Consent Solicitation is made subject to the terms and conditions set forth in the Consent Solicitation Statement.  No Consent will be deemed to have been accepted unless and until such conditions have been satisfied or waived.  See “The Consent Solicitation—Conditions to the Consent Solicitation; Termination.”  The Consent Solicitation Statement contain important information which should be read carefully before any decision is made with respect to the Consent Solicitation.

STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Consent Solicitation Statement, including the documents attached as annexes hereto, contains certain forward-looking statements with respect to our financial condition, results of operations and business. Generally, forward-looking statements may be identified through the use of words such as: “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or words of similar meaning or future or conditional terms such as: “will,” “would,” “should,” “could,” “may,” “likely,” “probably,” or “possibly.” Examples of forward-looking statements include, but are not limited to, estimates or projections with respect to our future financial condition, and expected or anticipated revenues with respect to our results of operations and our business. These forward-looking statements are subject to certain risks and uncertainties, not all of which can be predicted or anticipated. Factors that may cause our actual results to differ materially from those contemplated by the forward-looking statements herein include market conditions as well as conditions affecting the banking industry generally and factors having a specific impact on us, including but not limited to, the following factors whose order is not indicative of likelihood or significance of impact:

•	The decline in commercial and residential real estate sales volume and the likely potential for continuing lack of liquidity in the real estate markets;

•	The risks associated with the high concentration of commercial real estate loans in our loan portfolio;

•	The uncertainties in estimating the fair value of developed real estate and undeveloped land in light of declining demand for such assets and continuing lack of liquidity in the real estate markets;

•
Negative developments and disruptions in the credit and lending markets, including the impact of the ongoing credit crisis on our business and on the businesses of our customers as well as other banks and lending institutions with which we have commercial relationships;

•	Inaccessibility of funding sources on the same or similar terms on which we have historically relied if we are unable to maintain sufficient capital ratios;

•	The risks associated with implementing our business strategy, including our ability to preserve and access sufficient capital to continue to execute our strategy;

•	Rising unemployment and its impact on our customers’ savings rates and their ability to service debt obligations;

•	Possible changes in interest rates may increase our funding costs and reduce earning asset yields, thus reducing our margins;

•	The ability to attract and retain senior management experienced in the banking and financial services industry;

•	Credit risks and risks from concentrations (by geographic area and by industry) within our loan portfolio including certain large individual loans;

•	The sufficiency of our allowance for loan losses to absorb the amount of actual losses inherent in our existing loan portfolio;

•
The accuracy of assumptions underlying the establishment of our allowance for loan losses and the estimation of values of collateral or cash flow projections and the potential resulting impact on the carrying value of various financial assets and liabilities;

•	Liquidity risks;

•	The ability to successfully acquire low cost deposits or alternative funding;

•	Changes in the economic environment, competition, or other factors that may influence loan demand, deposit flows, the quality of our loan portfolio and loan and deposit pricing;

•	The impact on our financial condition of unknown and/or unforeseen liabilities arising from legal or administrative proceedings;

•	The ability of First Bank to pay dividends to its parent holding company;

•	Our ability to pay cash dividends on our preferred stock and interest on the Debentures;

•	The impact of possible future goodwill and other material impairment charges;

•	The effects of increased Federal Deposit Insurance Corporation deposit insurance assessments;

•
Our ability to comply with the terms of an agreement with our regulators pursuant to which we have agreed to take certain corrective actions to improve our financial condition and results of operations;

•	Our ability to maintain capital at levels necessary or desirable to support our operations;

•	The threat of future terrorist activities, existing and potential wars and/or military actions related thereto, and domestic responses to terrorism or threats of terrorism;

•
The effects of and changes in trade and monetary and fiscal policies and laws, including, but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the interest rate policies of the Federal Open Market Committee of the Federal Reserve Board of Governors, the Federal Deposit Insurance Corporation's Temporary Liquidity Guarantee Program and the U.S. Treasury's Capital Purchase Program and Troubled Asset Relief Program authorized by the Emergency Economic Stabilization Act of 2008;

•	Possible changes in general economic and business conditions in the United States in general and particularly in the communities and market segments we serve;

•	Volatility and disruption in national and international financial markets;

•	Government intervention in the U.S. financial system;

•	Changes in consumer spending, borrowings and savings habits;

•	The impact of laws and regulations applicable to us and changes therein;

•
The impact of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters;

•	The impact of litigation generally and specifically arising out of our efforts to collect outstanding customer loans;

•
Competitive conditions in the markets in which we conduct our operations, including competition from banking and non-banking companies with substantially greater resources than us, some of which may offer and develop products and services not offered by us;

•	Our ability to control the composition of our loan portfolio without adversely affecting interest income;

•	Possible changes in the creditworthiness of customers and the possible impairment of collectability of loans;

•	The geographic dispersion of our offices;

•	The impact our hedging activities may have on our operating results;

•	The highly regulated environment in which we operate;

•
Regulatory actions that impact First Banks and First Bank, including the regulatory agreements entered into among First Banks, First Bank, the Federal Reserve Bank of St. Louis and the State of Missouri Division of Finance; and

•	Our ability to respond to changes in technology or an interruption or breach in security of our information systems.

Actual events or our actual future results may differ materially from any forward-looking statement due to these and other risks, uncertainties and significant factors.  The forward-looking statements contained in this Consent Solicitation Statement speak only as of the date of this Consent Solicitation Statement.  We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained or incorporated by reference in this Letter of Consent or Consent Solicitation to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which such statement is based.

FIRST BANKS, INC. AND FIRST PREFERRED CAPITAL TRUST IV

We are a registered bank holding company incorporated in Missouri in 1978 and headquartered in St. Louis, Missouri. We operate through our wholly owned subsidiary bank holding company, The San Francisco Company, or SFC, headquartered in St. Louis, Missouri, and SFC’s wholly owned subsidiary bank, First Bank, also headquartered in St. Louis, Missouri.  First Bank’s subsidiaries at June 30, 2010 were as follows:

•	First Bank Business Capital, Inc;

•	WIUS, Inc. and its wholly owned subsidiary, WIUS of California, Inc.;

•	FB Holdings, LLC, or FB Holdings;

•	Small Business Loan Source LLC;

•	ILSIS, Inc.;

•	FBIN, Inc.; and

•	SBRHC, Inc.

First Bank’s subsidiaries are wholly owned, except for FB Holdings, which was 53.23% owned by First Bank and 46.77% owned by First Capital America, Inc., or FCA, a corporation owned and operated by First Banks’ Chairman of the Board and members of his immediate family.

First Bank currently operates 154 branch offices in California, Florida, Illinois and Missouri. At June 30, 2010, we had assets of $8.48 billion, loans, net of unearned discount, of $5.44 billion, deposits of $6.64 billion and stockholders’ equity of $434.1 million.

Through First Bank, we offer a broad range of financial services, including commercial and personal deposit products, commercial and consumer lending, and many other financial products and services. Commercial and personal deposit products include demand, savings, money market and time deposit accounts. In addition, we market combined basic services for various customer groups, including packaged accounts for more affluent customers, and sweep accounts, lock-box deposits and cash management products for commercial customers. Commercial lending includes commercial, financial and agricultural loans, real estate construction and development loans, commercial real estate loans, small business lending and trade financing. Consumer lending includes residential real estate, home equity and installment lending. Other financial services include mortgage banking, debit cards, brokerage services, internet banking, remote deposit, ATMs, telephone banking, safe deposit boxes, and trust and private banking services. The revenues generated by First Bank and its subsidiaries consist primarily of interest income, generated from our loan and investment security portfolios, service charges and fees generated from deposit products and services, and fees and commissions generated by our mortgage banking and trust and private banking business units. Our extensive line of products and services are offered to customers primarily within our geographic areas, which include eastern Missouri, Illinois, southern and northern California, and Florida, including Bradenton and the greater Tampa metropolitan area. Certain loan products are available nationwide.

Primary responsibility for managing our banking units rests with the officers and directors of each unit, but we centralize many of our overall corporate policies, procedures and administrative functions and provide centralized operational support functions for our subsidiaries. This practice allows us to achieve various operating efficiencies while allowing our banking units to focus on customer service.

First Preferred Capital Trust IV, which we refer to as the Trust, is one of 13 affiliated Delaware or Connecticut statutory and business trusts that were created for the sole purpose of issuing trust preferred securities.  The sole asset of the Trust and only source of funds to make payments on the Trust Preferred Securities is the Debentures that we issued to the Property Trustee.  The Property Trustee holds the Debentures in trust for the benefit of the holders of all of the preferred and common securities of the Trust.  The funds of the Trust available for distribution to holders of the Trust Preferred Securities are limited to payments made under the Debentures.  As long as no event of default under the Indenture has occurred and is continuing, we have the right to defer the payment of interest on the Debentures at any time for a period not exceeding 20 consecutive quarters.  We are currently exercising this right to defer payment on the Debentures and have been in a Deferral Period (as such term is defined below) since our announcement in August 2009 (first deferred payment occurred in September 2009).  When we defer the payment of interest, quarterly distributions on the Trust Preferred Securities are also deferred during the Deferral Period.

The Holders of Trust Preferred Securities are entitled to a preference over the common securities of the Trust upon an event of default with respect to distributions and amounts payable on redemption or liquidation.  We guarantee the payment of distributions out of money held by the Trust, as well as payments upon redemption of the Trust Preferred Securities or liquidation of the Trust.  The guarantee does not cover the payment of any distribution or the liquidation amount when the Trust does not have sufficient funds to make these payments.

The Trust Preferred Securities are listed on the New York Stock Exchange under the symbol “FBSPrA.”

Our principal executive offices and the principal executive offices of the Trust are located at 135 North Meramec Avenue, Clayton, Missouri 63105. Our telephone number and the Trust’s telephone number is (314) 854-4600.

THE PROPOSED AMENDMENTS

First Banks is soliciting consents from Holders of at least a majority in aggregate liquidation amount of the outstanding Trust Preferred Securities to the Proposed Amendments described in Proposals 1, 2 and 3 below.  Regardless of whether the Proposed Amendments become effective, the Trust Preferred Securities will continue to be outstanding in accordance with all other terms of the Trust Preferred Securities, the Indenture, the Trust Agreement and the Guarantee Agreement.  The changes included in the Proposed Amendments will not alter our obligation to pay distributions on the Trust Preferred Securities or principal or interest on the Debentures or alter the stated interest rate, maturity date, conversion or redemption provisions of the Trust Preferred Securities or the Debentures.

The provisions of the Indenture, Trust Agreement and Guarantee Agreement that would be amended as a result of Holder approval of the Proposed Amendments are set forth below.  Text that would be added as a result of approval of the Proposed Amendments is underlined, while text that would be deleted has been ~~struck through~~.  Complete copies of the Supplemental Indenture and amendments to the Trust Agreement and Guarantee Agreement are attached as Appendices A, B and C, and this discussion is qualified in its entirety by reference to such documents.  Capitalized terms not otherwise defined in this Consent Solicitation Statement have the meanings assigned to them in the Indenture, the Trust Agreement and the Guarantee Agreement.

Proposal 1:  Supplemental Indenture:

Section 4.3       Limitation on Transactions.  If (i) the Company shall exercise its right to defer payment of interest as provided in Section 4.1; or (ii) there shall have occurred and be continuing any Event of Default, then (a) neither the Company nor any of its Subsidiaries shall declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (other than (A) dividends or distributions in common stock of the Company or such Subsidiary, as the case may be, or any declaration of a non-cash dividend in connection with the implementation of a shareholder rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (B) purchases of common stock of the Company related to the rights under any of the Company’s benefit plans for its directors, officers or employees, (C) as a result of a reclassification of its capital stock for another class of its capital stock, ~~or~~ (D) dividends or distributions made by a Subsidiary to the Company, ~~or~~ (E) dividends or distributions made by a Subsidiary to a Subsidiary, or (F) as a result of:  (i) any exchange or conversion of any class or series of the Company’s capital stock (or any capital stock of a Subsidiary or Affiliate of the Company) for any class or series of the Company’s capital stock (or any capital stock of a Subsidiary or Affiliate of the Company); or (ii) any exchange or conversion of any class or series of the Company’s indebtedness ranking pari passu with or junior to the Debentures for any class or series of the Company’s capital stock (or any capital stock of a Subsidiary or Affiliate of the Company); (b) neither the Company nor any Subsidiary shall make any payment of principal, interest or premium, if any, or repay, repurchase or redeem any debt securities issued by the Company or any Subsidiary which rank pari passu with (including without limitation the Company’s 9.25% Subordinated Debentures due 2027 issued to First Preferred Capital Trust I, the Company’s 10.24% Subordinated Debentures due 2030 issued to First Preferred Capital Trust II and the Company’s 9.00% Subordinated Debentures due 2031 issued to First Preferred Capital Trust III) or junior to the Debentures or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any subsidiary of the Company if such guarantee ranks pari passu with or junior in interest to the Debentures; provided, however, that notwithstanding the foregoing the Company may make payments pursuant to its obligations under the Preferred Securities Guarantee, may redeem or otherwise acquire and cancel any such debt securities corresponding to trust preferred securities that are beneficially owned by the Company and are surrendered to the appropriate trustee, and may acquire its outstanding indebtedness in a transaction described in Section 4.3(a)(F) above. ~~and (c) the Company shall not redeem, purchase or acquire less than all of the outstanding Debentures or any of the Preferred Securities~~.  The term “capital stock” as used in this Indenture shall not include the 8.50% Subordinated Debentures due 2028 issued by First Banks America, Inc. to First America Capital Trust or the 8.50% Cumulative Trust Preferred Securities issued by First America Capital Trust.

Section 5.6       Limitation on Transactions.  If Debentures are issued to the Trust or a trustee of the Trust in connection with the issuance of Trust Securities by the Trust and (i) there shall have occurred and be continuing any event that would constitute an Event of Default; (ii) the Company shall be in default with respect to its payment of any obligations under the Preferred Securities Guarantee relating to the Trust; or (iii) the Company shall have given notice of its election to defer payments of interest on such Debentures by extending the interest payment period as provided in this Indenture and such Extension Period, or any extension thereof, shall be continuing, then (a) neither the Company nor any of its Subsidiaries shall declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (other than (A) dividends or distributions in common stock of the Company or such Subsidiary, as the case may be, or any declaration of a non-cash dividend in connection with the implementation of a shareholder rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (B) purchases of common stock of the Company related to the rights under any of the Company’s benefit plans for its directors, officers or employees, (C) as a result of a reclassification of its capital stock, ~~or~~ (D) dividends or distributions made by a Subsidiary to the Company, ~~or~~ (E) dividends or distributions made by a Subsidiary to a Subsidiary, or (F) as a result of:  (i) any exchange or conversion of any class or series of the Company’s capital stock (or any capital stock of a Subsidiary or Affiliate of the Company) for any class or series of the Company’s capital stock (or any capital stock of a Subsidiary or Affiliate of the Company); or (ii) any exchange or conversion of any class or series of the Company’s indebtedness ranking pari passu with or junior to the Debentures for any class or series of the Company’s capital stock (or any capital stock of a Subsidiary or Affiliate of the Company); (b) neither the Company nor any Subsidiary shall make any payment of principal, interest or premium, if any, or repay, repurchase or redeem any debt securities issued by the Company or any Subsidiary which rank pari passu with (including without limitation the Company’s 9.25% Subordinated Debentures due 2027 issued to First Preferred Capital Trust I, the Company’s 10.24% Subordinated Debentures due 2030 issued to First Preferred Capital Trust II, the Company’s 9.00% Subordinated Debentures due 2031 issued to First Preferred Capital Trust III, the Company’s Floating Rate Junior Subordinated Debt Securities due 2032 issued to First Bank Capital Trust, and the First Banks America, Inc. 8.50% Subordinated Debentures due 2028 issued to First America Capital Trust) or junior in interest to the Debentures; provided, however, that the Company may make payments pursuant to its obligations under the Preferred Securities Guarantee, may redeem or otherwise acquire and cancel any such debt securities corresponding to trust preferred securities that are beneficially owned by the Company and are surrendered to the appropriate trustee, and may acquire its outstanding indebtedness in a transaction described in Section 5.6(a)(F) above. ~~and (c) the Company shall not redeem, purchase or acquire less than all of the outstanding Debentures or any of the Preferred Securities~~.

Proposal 2:  Proposed Amendment to the Trust Agreement:

Section 8.20      The Company shall have the right to direct the Property Trustee to present Debentures to the Trustee for cancellation at any time and from time to time in a principal amount equal to the Liquidation Amount of any Preferred Securities beneficially owned by the Company, plus an additional principal amount of Debentures equal to the Liquidation Amount of that number of Common Securities that bears the same proportion to the total number of Common Securities then outstanding as the number of Preferred Securities to be cancelled bears to the total number of Preferred Securities then outstanding.  Such Debentures shall be cancelled pursuant to this Section 8.20 only in exchange for and upon surrender by the Company to the Property Trustee of the Preferred Securities and a proportionate amount of Common Securities, whereupon the Property Trustee shall cancel the Preferred Securities and Common Securities so surrendered and a Like Amount of Debentures shall be cancelled by the Debenture Trustee and shall no longer be deemed outstanding.

Proposal 3:  Proposed Amendment to the Guarantee Agreement:

Section 6.1       Limitation on Transactions.  So long as any Preferred Securities remain outstanding, if there shall have occurred and be continuing an Event of Default under this Preferred Securities Guarantee, an event of default under the Trust Agreement or during an Extension Period (as defined in the Indenture), then (a) neither the Guarantor nor any of its Subsidiaries (as defined in the Indenture) shall declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (as such term is defined in the Indenture), except as permitted in such circumstances by the Indenture; (b) the Guarantor shall not make any payment of interest, principal or premium, if any, or repay, repurchase or redeem any debt securities issued by the Guarantor which rank pari passu with (including without limitation the Guarantor’s 9.25% Subordinated Debentures due 2027 issued to First Preferred Capital Trust I, the Guarantor’s 10.24% Subordinated Debentures due 2030 issued to First Preferred Capital Trust II and the Guarantor’s 9.00% Subordinated Debentures due 2031 issued to First Preferred Capital Trust III) or junior to the Debentures or make any guarantee payments with respect to any guarantee of the Guarantor of the debt securities of any Subsidiary of the Guarantor if such guarantee ranks pari passu with or junior to the Debentures, other than payments under this Preferred Securities Guarantee, except as permitted in such circumstances by the Indenture. ~~the Guarantor shall not redeem, purchase or acquire less than all of the Outstanding Debentures or any of the Preferred Securities~~.

PURPOSE AND EFFECTS OF THE CONSENT SOLICITATION

Regulatory Background

As a registered bank holding company, the Company and the Bank are subject to various regulatory capital requirements administered by federal and state banking agencies. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and the Bank must meet specific capital guidelines that involve quantitative measures of assets, liabilities and certain off-balance sheet items as calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Federal Reserve guidelines set forth requirements for ratios of Tier 1 capital to total risk-based assets (the “Tier 1 Capital Ratio”), total capital to risk-based assets (the “Total Capital Ratio”) and Tier 1 capital to average assets (the “Leverage Ratio”).  Tier 1 capital includes common stock and certain non-cumulative perpetual preferred stock on an unrestricted basis and trust preferred securities and other “restricted core capital elements” up to certain limits as described below.    Until March 31, 2011, the aggregate amount of trust preferred securities and cumulative perpetual preferred stock that may be included in Tier 1 capital is limited to 25% of the sum of the following qualifying core capital elements: common stockholders’ equity, non-cumulative and cumulative perpetual preferred stock, minority equity interest in consolidated subsidiaries, and trust preferred securities.  Effective March 31, 2011, trust preferred securities and other restricted core capital elements may only constitute up to 25% of the sum of all core capital elements, including restricted core capital elements, net of goodwill less any associated deferred tax liability.  Trust preferred securities and cumulative perpetual preferred stock in excess of the 25% limit may be included in Tier 2 capital, but will be limited, together with subordinated debt and limited-life preferred stock, to 50% of Tier 1 capital.   Tier 2 capital is included in the calculation of the Total Capital Ratio, but does not affect the Tier 1 Capital Ratio or the Leverage Ratio.

As of June 30, 2010, our Tier 1 Capital Ratio was 4.73%, our Total Capital Ratio was 9.46% and our Leverage Ratio was 3.34%.  Except for our Leverage Ratio, all of our ratios exceeded minimum Federal Reserve standards for “adequately capitalized” status.  As of that date, we had a total amount of $345.0 million of outstanding trust preferred securities, but only $82.3 million, or 23.9%, of that amount could be included in Tier 1 capital.  Replacing these securities with other equity securities with unlimited Tier 1 capital treatment such as preferred stock of First Banks would therefore improve our Tier 1 Capital Ratio, our Total Capital Ratio and our Leverage Ratio, as well as position us to retire the long-term indebtedness associated with the trust preferred securities and replace it with equity.

Reasons for the Proposed Amendments

We are soliciting your consent to the Proposed Amendments in order to increase our capital planning flexibility under the terms of those documents and the provisions of the indentures, trust agreements and guarantee agreements relating to our other tranches of trust preferred securities.  The Proposed Amendments would provide an opportunity for the Company to improve its capital position and decrease its level of indebtedness during a Deferral Period.  The Indenture and Guarantee Agreement currently provide that during a Deferral Period, neither the Company nor any of its subsidiaries may take certain specified actions, including but not limited to the repurchase, redemption or acquisition of their outstanding capital stock or of indebtedness ranking pari passu with or junior to the Debentures; payment of dividends or distributions on their capital stock; or payment of interest, principal or premiums on the indebtedness described above.  Although the Indenture permits the Company to exchange Trust Preferred Securities it beneficially owns for a corresponding principal amount of Debentures, it does not permit such an exchange for other tranches of trust preferred securities.  The Indenture and Guarantee Agreement further provide that during a Deferral Period, the Company may not redeem, purchase or otherwise acquire less than all of the outstanding Debentures or any of the Trust Preferred Securities.

Several exceptions to these restrictions exist, including: dividends paid in common stock; transactions under a shareholder rights plan; purchases of Company common stock under an employee benefit plan; reclassifications of capital stock; dividends from a subsidiary to the Company or from a subsidiary to another subsidiary; and payments under the Guarantee Agreement.   However, neither the Indenture nor the Guarantee Agreement expressly sets forth an exception for exchanges or issuances upon conversion of Company, subsidiary or affiliate capital stock for (i) capital stock of the Company or a subsidiary or affiliate or (ii) outstanding Company indebtedness ranking pari passu with or junior to the Debentures (which would include junior subordinated debentures relating to trust preferred securities).  Each of our other indentures relating to our outstanding trust preferred securities contains such an exception permitting Company securities to be issued in an exchange or issuance upon conversion.

We believe that incorporating the proposed exception into the Indenture and the Guarantee Agreement will serve the best interests of the Company and the Holders.  We believe the Proposed Amendments will provide us with the additional flexibility necessary to effect potential exchanges of capital stock for outstanding debt, equity or trust preferred securities and provide a broader opportunity for us to reduce our level of trust preferred indebtedness and improve our capital position without the significant expenditure involved in exiting the Deferral Period with respect to all of our outstanding trust preferred securities.  For example, if the Proposed Amendments are adopted, we would be in a position to offer to exchange equity securities with unlimited Tier 1 capital treatment such as preferred stock for outstanding trust preferred securities that receive only limited Tier 1 treatment and cancel the related indebtedness in other tranches of trust preferred securities as well as this tranche, which would in turn improve our regulatory capital ratios. We could also engage in an exchange of Tier 1 qualifying equity for a minority equity interest in one of our subsidiaries and thereby improve our Tier 1 capital ratio. Amendments to the Indenture and Trust Agreement permitting the Company to exchange any trust preferred securities that it beneficially owns for a corresponding principal amount of the related junior subordinated debentures would enable the Company to realize the benefits of an acquisition of any tranche of outstanding trust preferred securities by cancelling the related indebtedness to the extent permitted under the applicable trust agreement or indenture.  Absent such a provision, the Company would not be able to reduce its indebtedness for the principal amount of any other tranche of trust preferred securities it might acquire in a permitted transaction, which would essentially negate the principal purpose of the acquisition.

Elimination of the prohibition against redemption of less than all of the Debentures or any of the Trust Preferred Securities during a Deferral Period would enable us to engage in an exchange or tender offer for the Trust Preferred Securities in the future and recognize the capital benefits described above without being constrained by a requirement for 100% Holder participation.  Such an exchange could enhance the Company’s capital structure and increase its Tier 1 Capital Ratio.  To mitigate the potential effect of such a transaction on the liquidity of the Trust Preferred Securities, we are maintaining the existing covenants in the Indenture requiring us to continue to use our best efforts to list the Trust Preferred Securities on The New York Stock Exchange (the “NYSE”) or another securities exchange.  We are actively reviewing the possibility of conducting such an offer to exchange a new series of noncumulative preferred stock for Trust Preferred Securities; however, the terms of any exchange have not been determined and the Board of Directors will determine the terms and conditions of any such exchange and the securities to be offered therein at the time of the transaction. Any public offering or exchange would only be made by means of a prospectus.  Further, transactions involving an acquisition or redemption of outstanding Trust Preferred Securities would also be subject to prior Federal Reserve and other applicable regulatory approvals.  This Consent Solicitation Statement shall not constitute an offer to sell or a solicitation of any offer to buy, nor shall there be any sale of the Company’s securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state.

Although we are actively reviewing capital enhancement transactions, we cannot assure you that we will effect any of the transactions described above.  Whether we will undertake or be able to effect a purchase, exchange or tender offer or any other transaction relating to our outstanding trust preferred or other securities will depend on several factors, including but not limited to the success of this Consent Solicitation; our business, financial condition, results of operations and prospects; any applicable regulatory restrictions; and conditions in the capital markets and the overall economic environment at the time any determination is made.  We believe it is in the best interests of the Company, the Trust and the Holders to effect the Proposed Amendments at this time in order to position the Company and the Trust to engage in exchange offers or other transactions permitted under the Proposed Amendments at the most advantageous opportunity without the further delay or uncertainty associated with a consent solicitation at that time.

THE CONSENT SOLICITATION

Overview

The Proposed Amendments will become effective upon receipt by First Banks of Requisite Consents that have not been revoked and the execution and delivery of the Supplemental Indenture and amendments to the Trust Agreement and Guarantee Agreement (which may occur prior to the Consent Date if the Requisite Consents are received before then).  After effectiveness of the Proposed Amendments, all current Holders of Trust Preferred Securities, including non-consenting Holders, and all subsequent Holders will be bound by the Proposed Amendments.

Failure to deliver a Letter of Consent will have the same effect as if a Holder had chosen not to give its consent with respect to the Proposed Amendments.  First Banks will provide notice to Holders of receipt of the Requisite Consents (if the Requisite Consents have been received) on or after the Consent Date.  The delivery of a Letter of Consent will not affect a Holder’s (or Duly Designated Proxy’s) right to sell or transfer the Trust Preferred Securities.

Beneficial owners of the Trust Preferred Securities who wish to provide a consent and whose Trust Preferred Securities are held, as of the Record Date, in the name of a broker, dealer, commercial bank, trust company or other nominee institution must contact such nominee promptly and instruct such nominee, as the Holder of such Trust Preferred Securities, to execute promptly and deliver a Letter of Consent on behalf of the beneficial owner on or prior to the Consent Date.

Voting materials, which include this Consent Solicitation Statement and a Letter of Consent, are being mailed to all Holders on or about October 15, 2010.  As of the Record Date, there were outstanding 1,840,000 Trust Preferred Securities, held of record by a global security that has been deposited with and registered in the name of DTC. The beneficial ownership interests of the Trust Preferred Securities are recorded through the DTC book-entry system.  Receipt of the Requisite Consents will be determined based on the liquidation amount of Trust Preferred Securities held by Holders who submit their Consents.  Only Holders and Duly Designated Proxies are eligible to consent to the Proposed Amendments.

Effectiveness of Amendment

If the Requisite Consents are received on or prior to the Consent Date and not properly revoked, the Proposed Amendments will become effective upon receipt by the Trustee of Requisite Consents that have not been revoked and the execution and delivery of the Supplemental Indenture, Trust Agreement amendment and amendment to the Guarantee Agreement.

Record Date

The Record Date for the determination of Holders entitled to give consents pursuant to the Consent Solicitation is close of business, New York City time, on October 12, 2010.  This Consent Solicitation Statement and the related Letter of Consent are being sent to all Holders.  First Banks reserves the right to establish from time to time any new date as the Record Date and, thereupon, any such new date will be deemed to be the “Record Date” for purposes of the Consent Solicitation.

Conditions to the Consent Solicitation; Termination

First Banks’ acceptance of validly executed, delivered and unrevoked consents is subject to (i) Requisite Consents having been received (and not revoked) on or prior to the Consent Date and (ii) the absence of any law or regulation, and the absence of any injunction or action or other proceeding (pending or threatened), that (in the case of any action or proceeding if adversely determined) would make unlawful or invalid or enjoin the implementation of the Proposed Amendments or that would question the legality or validity thereof.

If any of the preceding conditions is not satisfied or waived (to the extent permitted by applicable law) on or prior to the Consent Date, First Banks may, in its sole discretion and without giving any notice, allow the Consent Solicitation to lapse, or extend the solicitation period and continue soliciting consents to the Consent Solicitation.  Notwithstanding the foregoing, no Consent shall be valid for more than 180 days after the receipt date.  Subject to applicable law, the Consent Solicitation may be abandoned or terminated at any time if the Proposed Amendments have not become effective for any reason, in which case any consents received will be voided.  The conditions specified in clause (ii) above are for the benefit of First Banks and may be waived or extended in our sole discretion.

Consent Date; Extensions; Amendment

The term “Consent Date” means 5:00 p.m., New York City time, on November 19, 2010, unless First Banks, in its sole discretion, extends the period during which the Consent Solicitation is open, in which case the term “Consent Date” means the latest time and date to which the Consent Solicitation is extended.  In order to extend the Consent Date, First Banks will notify the Solicitation Agent and the Trustee in writing or orally of any extension and will make a public announcement thereof, in each case prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Consent Date.  Without limiting the manner in which any public announcement may be made, we shall have no obligation to publish, advertise or otherwise communicate any such public announcement other than by issuing a press release to the Dow Jones News Service or Bloomberg, or such other means of announcement as we deem appropriate.  First Banks may extend the Consent Solicitation on a daily basis or for such specified period of time as it determines in its sole discretion.  Failure by any Holder, Duly Designated Proxy or beneficial owner of Trust Preferred Securities to be so notified will not affect the extension of the Consent Solicitation.

If the Consent Solicitation is amended or modified in a manner determined by First Banks to constitute a material change to the Holders, First Banks will promptly disclose such amendment or modification in a manner deemed appropriate and may, if appropriate, extend the Consent Solicitation for a period deemed by it to be adequate to permit the Holders to deliver and/or revoke their consents.

Notwithstanding anything to the contrary set forth in this Consent Solicitation Statement, First Banks expressly reserves the right, in its sole discretion and regardless of whether any of the conditions described above under “—Conditions to the Consent Solicitation; Termination” have been satisfied, subject to applicable law, to (i) terminate the Consent Solicitation for any other reason, (ii) waive any of the conditions to the Consent Solicitation, (iii) extend the Consent Date with respect to the Consent Solicitation, or (iv) amend the terms of the Consent Solicitation.

Any such extension, amendment or termination of the Consent Solicitation will be followed as promptly as practicable by a press release or written notice to the Holders.

Procedures for Consenting

A Holder (or Duly Designated Proxy) who desires to act with respect to the Proposed Amendments must complete, sign and date the Letter of Consent (or photocopy thereof) for such Holder’s Trust Preferred Securities and deliver such Letter of Consent to the Solicitation Agent by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission at the address or facsimile number of the Solicitation Agent set forth on the back cover page hereof.  Delivery of Letters of Consent should be made sufficiently in advance of the Consent Date to ensure that the Letter of Consent is received prior to the Consent Date.

All Letters of Consent that are properly executed and received by the Solicitation Agent on or prior to the Consent Date and not timely revoked will be given effect in accordance with the terms thereof.

The Letter of Consent must be executed in exactly the same manner as the name of the Holder appears on the Trust Preferred Securities.  An authorized Participant must execute the Letter of Consent exactly as its name appears on DTC’s position listing as of the Record Date.  If the Trust Preferred Securities are held of record by two or more joint Holders, all such Holders must sign the Letter of Consent.  If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to First Banks of such person’s authority to so act.  If the Trust Preferred Securities are registered in different names, separate Letters of Consent must be executed covering each form of registration.  If a Letter of Consent is executed by a person other than the Holder, then such person must be a Duly Designated Proxy in order to execute the Letter of Consent on behalf of the Holder.  Any beneficial owner of the Trust Preferred Securities who is not a Holder of record of such Trust Preferred Securities must arrange with the person who is the Holder of record or such Holder’s assignee or nominee (i) to execute and deliver a Letter of Consent on behalf of such beneficial owner or (ii) to deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf. The Solicitation Agent will not accept Consents delivered by beneficial owners directly to the Solicitation Agent. For purposes of the Consent Solicitation, we understand DTC will authorize Participants set forth in the position listing of DTC as of the Record Date to execute Letters of Consent as if they were Holders of the Trust Preferred Securities held of record in the name of DTC or the name of its nominee.  Accordingly, for purposes of the Consent Solicitation, the term “Holder” shall be deemed to include such Participants.  The Solicitation Agent will accept and record only a properly executed Consent from those parties in the omnibus proxy received by the Solicitation Agent from DTC.

The method of delivery of the Consent and any other required documents to the Solicitation Agent is at the election and risk of the Holder and, except as otherwise provided in the Consent, delivery will be deemed made only when the Consent or any other required document is actually received by the Solicitation Agent prior to the Consent Date.

In no event should a Holder deliver the Trust Preferred Securities with the Consent.  Giving a Consent will not affect the Holder’s right to sell or transfer the Trust Preferred Securities.

Consents should be sent only to the Solicitation Agent and should not be sent to First Banks or the Trust.

If a consent relates to fewer than all of the Trust Preferred Securities held of record as of the Record Date by the person providing such consent, such person must indicate on the Letter of Consent the aggregate dollar amount (in integral multiples of $1,000) of such Trust Preferred Securities to which the consent relates.  Otherwise, the consent will be deemed to relate to all such Trust Preferred Securities.

First Banks reserves the right to receive Letters of Consent by any other reasonable means or in any form that reasonably evidences the giving of consent.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of consents and revocations of consents will be resolved by First Banks whose determinations will be binding.  First Banks reserves the absolute right to reject any or all consents and revocations that are not in proper form or the acceptance of which could, in the opinion of First Banks’ counsel, be unlawful.  First Banks also reserves the right to waive any defects, irregularities or conditions of consent as to the Trust Preferred Securities.  A waiver of any defect or irregularity with respect to the consent in respect of one Trust Preferred Security shall not constitute a waiver of the same or any other defect or irregularity with respect to the consent in respect of any other Trust Preferred Security except to the extent First Banks may otherwise so provide.  First Banks’ interpretations of the terms and conditions of the Consent Solicitation, including the instructions in the Letter of Consent, will be final and binding.  No consent as to any Trust Preferred Security will be deemed to have been validly made until all defects or irregularities with respect to such consent have been cured or waived by First Banks.  All Consenting Holders, by execution of the Letter of Consent or a facsimile hereof, waive any right to receive notice of the acceptance of their consent.  None of the Trust, Trustee, First Banks, the Solicitation Agent or any other person will be under any duty to give notice of any defects or irregularities in consents or will incur any liability for failure to give any such notice.

Revocation of Consents

All properly completed and executed Letters of Consent received prior to the Consent Date will be counted, notwithstanding any transfer of any Trust Preferred Securities to which such Letter of Consent relates, unless the Solicitation Agent receives from a Holder (or Duly Designated Proxy) a written notice of revocation at any time prior to the effectiveness of the Proposed Amendments (which may occur prior to the Consent Date).  Any notice of revocation received after the Proposed Amendments become effective will not be effective, even if received prior to the Consent Date.  A consent to the Proposed Amendments by a Holder (or Duly Designated Proxy) will bind the Holder and every subsequent holder of such Trust Preferred Securities or portion of such Trust Preferred Securities, even if notation of the consent is not made on such Trust Preferred Securities.

To be effective, a notice of revocation must be in writing, must contain the name of the Holder (or Duly Designated Proxy), the Trust Preferred Securities to which it relates, and the aggregate dollar amount (in integral multiples of $1,000) of the Trust Preferred Securities to which it relates and must be (i) signed in the same manner as the original Letter of Consent or (ii) accompanied by a duly executed proxy or other authorization (in form satisfactory to First Banks).  All revocations of consents must be sent to the Solicitation Agent at its address set forth in the Letter of Consent.

To be effective, the revocation must be executed by the Holder in the same manner as the name of such Holder appears on the books of the register maintained by Computershare Investor Service, LLC or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever.  If a revocation is signed by a trustee, executor, administrator, guardian, Duly Designated Proxy of the Holder, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must indicate such fact when signing and must, unless waived by First Banks, submit with the revocation appropriate evidence of authority to execute the revocation.  A revocation of the consent will be effective only as to the Trust Preferred Securities listed on the revocation and only if such revocation complies with the provisions of this Consent Solicitation Statement and the Letter of Consent.  Only a Holder (or a Duly Designated Proxy) is entitled to revoke a consent previously given.  A beneficial owner of the Trust Preferred Securities must arrange with the Holder to execute and deliver on its behalf a revocation of any consent already given with respect to such Trust Preferred Securities.  A transfer of Trust Preferred Securities after the Record Date must be accompanied by a duly executed proxy from the relevant Holder if the subsequent transferee is to have revocation rights with respect to the relevant consent to the Proposed Amendments.  A purported notice of revocation that is not received by the Solicitation Agent in a timely fashion and accepted by First Banks as a valid revocation will not be effective to revoke a consent previously given.

A revocation of a consent may not be rescinded, however, a Holder (or Duly Designated Proxy) who has delivered a revocation may thereafter deliver a new Letter of Consent by following one of the described procedures at any time prior to the Consent Date.

Prior to the earlier of (i) the effectiveness of the Proposed Amendments (which may occur prior to the Consent Date) or (ii) the Consent Date, First Banks intends to consult with the Solicitation Agent to determine whether the Solicitation Agent has received any revocations of consents.  First Banks reserves the right to contest the validity of any revocations and all questions as to validity, including the time of receipt of any notice of revocation of Consent, will be determined by First Banks in its sole discretion, which determination shall be final and binding on all parties.  None of the Company, the Trustee or any other person shall be under any duty to give notification to any Holder of any defects or irregularities with respect to any notice of revocation of Consent or shall incur any liability for failure to give any such notification.

No Dissenters’ Rights

Holders of Trust Preferred Securities do not have dissenters’ rights with respect to the Proposed Amendments.

Solicitation Agent

First Banks has retained D.F. King & Co., Inc. as the information and tabulation agent as well as the solicitation agent (the “Solicitation Agent”) with respect to the Consent Solicitation.  The Solicitation Agent will solicit consents and may solicit such consents personally, telephonically, electronically or by other customary means of solicitation.  The Solicitation Agent will receive approximately $25,000 for its services and reimbursement for reasonable out-of-pocket expenses.  First Banks has agreed to indemnify the Solicitation Agent and its respective affiliates against certain liabilities and expenses, including liabilities under securities laws, in connection with the Consent Solicitation.

At any given time, the Solicitation Agent may trade in the Trust Preferred Securities or other of our securities for its own account or for the accounts of customers, and accordingly, may hold a long or a short position in the Trust Preferred Securities or such other securities. To the extent that the Solicitation Agent or its respective affiliates own Trust Preferred Securities during the Consent Solicitation, it may deliver Consents with respect to such Trust Preferred Securities pursuant to the terms of the Consent Solicitation.

Directors, officers and employees of First Banks and employees and trustees of the Trust may also solicit consents.

Questions with respect to the terms of the Consent Solicitation should be directed to the Solicitation Agent in accordance with its contact information set forth on the back cover of this Consent Solicitation Statement.

Requests for assistance in completing and delivering the Letter of Consent or requests for additional copies of this Consent Solicitation Statement, the Letter of Consent and other related documents should be directed to the Solicitation Agent at its address and telephone numbers set forth on the back cover hereof.  Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation.  The executed Letter of Consent and any other documents required by the Letter of Consent should be sent to the Solicitation Agent at the address set forth in the Letter of Consent, and not to First Banks or the Trust.

Financial Advisor

First Banks has retained Keefe, Bruyette & Woods, Inc. (“KBW”) to act as a financial advisor and will pay KBW reasonable and customary fees for its services and reimbursement for reasonable out-of-pocket expenses.  KBW’s compensation is in no way contingent on the results or the success of the Consent Solicitation. First Banks has agreed to indemnify KBW against certain liabilities in connection with the Consent Solicitation.  KBW has not been retained to contact, and will not solicit acceptances of the Consent Solicitation directly from, beneficial owners or make any recommendation with respect thereto.

Fees and Expenses

First Banks will bear the costs of the Consent Solicitation.  First Banks will reimburse the trustees of the Trust for the reasonable and customary expenses that they incur in connection with the Consent Solicitation. First Banks may also reimburse banks, trust companies, securities dealers, nominees, custodians and fiduciaries for their reasonable and customary expenses in forwarding this Consent Solicitation Statement, the accompanying Letter of Consent and other materials to beneficial owners of the Trust Preferred Securities.  The total amount estimated to be spent for, in furtherance of, or in connection with the Consent Solicitation is approximately $100,000.

CERTAIN SIGNIFICANT CONSIDERATIONS

The following considerations, in addition to the other information described elsewhere in this Consent Solicitation Statement and Consent Solicitation, should be carefully considered by each Holder before deciding whether to consent to the Proposed Amendments.

If the Proposed Amendments become effective, the prohibition against the purchase or acquisition of less than all of the Debentures or any of the Trust Preferred Securities during a Deferral Period would be eliminated.  This could result in disparate treatment of Holders, as the Company would be able to purchase or exchange new securities for Trust Preferred Securities held by certain Holders on terms that are more or less favorable to terms, if any, offered to other Holders.  Partial acquisition would also decrease the liquidity and/or market value of the Trust Preferred Securities, although we would continue to be obligated to use our best efforts to list the Trust Preferred Securities on The New York Stock Exchange or another exchange.

The Proposed Amendments will also allow the Company and its subsidiaries and affiliates to exchange or issue upon conversion capital stock for (i) capital stock of the Company or a subsidiary or affiliate or (ii) outstanding Company indebtedness ranking pari passu with or junior to the Debentures (which would include junior subordinated debentures relating to trust preferred securities).  This could also result in disparate treatment of holders of different tranches or classes of Company securities, as well as fundamental changes to the Company’s liabilities, regulatory capital and shareholders’ equity.  Additionally, the types of securities that can be issued or acquired in an exchange of capital stock  include affiliate securities in addition to Company or subsidiary securities, which provides additional flexibility to the Company but expands the scope of the exchange beyond the scope provided under the Company’s other indentures, which permit Company (but not subsidiary or affiliate) capital stock to be issued in exchange for Company or subsidiary (but not affiliate) capital stock or for Company indebtedness ranking pari passu with or junior to the applicable debentures.

There can be no assurance that the liquidity, market value and price volatility of the Trust Preferred Securities will not be adversely affected by the consummation of the Consent Solicitation or the approval of the Proposed Amendments.

See “The Proposed Amendments” for a detailed description of the Proposed Amendments.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following summary describes certain U.S. federal income tax considerations relating to the Consent Solicitation.  This summary applies only to Trust Preferred Securities held as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes.  It does not discuss any state, local or foreign tax consequences, nor does it deal with beneficial owners of Trust Preferred Securities that may be subject to special treatment for U.S. federal income tax purposes.  For example, this summary does not address tax consequences to beneficial owners of Trust Preferred Securities who are dealers in securities or currencies, traders in securities that elect to use the mark-to-market method of accounting for their securities, financial institutions, regulated investment companies, real estate investment trusts, tax-exempt entities or insurance companies, persons holding Trust Preferred Securities as part of a hedging, integrated, constructive sale or conversion transaction or a straddle, persons liable for the alternative minimum tax or U.S. holders (as defined below) whose “functional currency” is not the U.S. dollar.

If an entity classified as a partnership for U.S. federal income tax purposes holds Trust Preferred Securities, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the entity.  A partner in such an entity should consult its own tax advisor regarding the tax consequences relating to the Consent Solicitation.

The discussion below is based upon the provisions of the Internal Revenue Code of 1986, as amended, and regulations, rulings and judicial decisions, all as of the date hereof.  Those authorities may be changed, perhaps retroactively, or subject to differing interpretations, so as to result in U.S. federal income tax consequences different from those discussed below.  There is no authority directly addressing the U.S. federal income tax consequences of the adoption of the Proposed Amendments.  In addition, no rulings have been requested from the Internal Revenue Service (the “IRS”) with respect to any of the U.S. federal income tax consequences of the Consent Solicitation.  As a result, there can be no assurance that the IRS or a court will agree with the U.S. federal income tax consequences described below.

You are urged to consult your tax advisor with respect to the application of the U.S. federal income tax laws to your particular situation as well as any tax consequences of the Consent Solicitation arising under U.S. federal estate or gift tax rules or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

To ensure compliance with IRS Circular 230, Holders of Trust Preferred Securities are hereby notified that any discussion of tax matters set forth in this Consent Solicitation was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used by any person, for the purpose of avoiding tax-related penalties under federal, state or local tax law.  Each Holder of Trust Preferred Securities should seek advice based on its particular circumstances from an independent tax advisor.

U.S. Holders

For purposes of the following discussion, a “U.S. holder” is a beneficial owner of a Trust Preferred Security that is for U.S. federal income tax purposes:

•
a citizen or resident of the United States, including an alien individual who is a lawful permanent resident of the United States or meets the substantial presence residency test under the U.S. federal income tax laws;

•	a corporation (or other entity treated as a corporation) created or organized in or under the laws of the United States or any political subdivision of the United States;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust that (1) is subject to the primary supervision of a court within the United States and one or more U.S. persons has authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

Adoption of Proposed Amendments.  Based on the classification of the Trust as one or more grantor trusts for U.S. federal income tax purposes, each holder of a Trust Preferred Security is treated as owning an undivided beneficial ownership interest in the Debentures held by the Trust.  The U.S. federal income tax consequences to a U.S. holder of the adoption of the Proposed Amendments will depend upon whether the Proposed Amendments result in a deemed exchange for U.S. federal income tax purposes of the Debentures.

In the case of the Debentures, a deemed exchange will occur if the Proposed Amendments cause a “significant modification” of the Debentures.  In general, the modification of a debt instrument is a “significant modification” if, based on all the facts and circumstances (and, subject to certain exceptions, taking into account all modifications of the debt instrument collectively), the legal rights or obligations that are altered and the degree to which they are altered is “economically significant.”  The Proposed Amendments will not cause a significant modification of the Debentures under this general rule.  Accordingly, the adoption of the Proposed Amendments will not result in a deemed exchange of the Debentures for U.S. federal income tax purposes.  Therefore, U.S. holders will not recognize any gain, loss or additional interest or other income with respect to the Debentures as a result of the adoption of the Proposed Amendments.

Non-U.S. Holders

For purposes of this discussion, a non-U.S. holder is a beneficial owner of a Trust Preferred Security that is not a U.S. holder and not a partnership (or other entity classified as a partnership) for U.S. federal income tax purposes.  Non-U.S. holders generally will not be subject to U.S. federal income or withholding tax in connection with the Consent Solicitation.  Each non-U.S. holder is urged to consult its own tax advisor regarding the Consent Solicitation.

WHERE YOU CAN FIND MORE INFORMATION

First Banks is currently subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and is required to file certain reports and other information with the Securities and Exchange Commission (“SEC”).  You may read and copy any document that First Banks files at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  In addition, First Banks’ SEC filings are available to the public from the SEC’s web site at http://www.sec.gov.  Information on this website is not and should not be considered part of this Consent Solicitation Statement and is not incorporated by reference into this Consent Solicitation Statement.

You are encouraged to review our filings with the SEC, including the following:

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2009;
•	Quarterly Report on Form 10-Q for the quarters ended March 31, 2010 and June 30, 2010; and
•	Current Reports on Form 8-K dated May 3, 2010, May 10, 2010 and August 20, 2010.

You are also encouraged to review any documents subsequently filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the expiration or termination of the Consent Solicitation.  Any statement contained in this Consent Solicitation Statement or in any of our filings with the SEC shall be deemed to be modified or superseded for purposes of this Consent Solicitation Statement to the extent that a statement contained herein or in any other subsequently filed document, modifies or supersedes any such statement.  Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Consent Solicitation Statement.

The Solicitation Agent will provide without charge to each Holder to whom this Consent Solicitation Statement is delivered, upon the written or verbal request of such Holder, a copy of any such SEC filings, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference into such documents).  Requests for such documents should be directed to the Solicitation Agent at its address and telephone number set forth on the back cover of this Consent Solicitation Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The Trust has not obtained verifiable information that would allow it to determine that any beneficial owner owns more than 5% of the outstanding Trust Preferred Securities.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The Trust has no directors or executive officers.  Accordingly, SEC rules with respect to disclosure of ownership by directors and named executive officers of a registrant are generally inapplicable to the Trust.  The following table sets forth, as of the Record Date, the aggregate liquidation amount of Trust Preferred Securities beneficially owned by:  (i) each of the Company’s directors; (ii) each of the Company’s executive officers; and (iii) all of the Company’s directors and executive officers as a group:

Name and Address(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Trust Preferred Securities
James F. Dierberg	0	0
Terrance M. McCarthy	0	0
Allen H. Blake	0	0
James A. Cooper	0	0
David L. Steward	0	0
Douglas H. Yaeger	0	0
F. Christopher McLaughlin	0	0
Lisa K. Vansickle	400	Less than 1%
All directors and executive officers as a group	400	Less than 1%
(1)	The business address for each of the listed individuals is 135 North Meramec, Clayton, Missouri 63105.
(2)	Ownership expressed in number of Trust Preferred Securities held, each of which represents $25.00 in aggregate liquidation amount of Trust Preferred Securities.

SECURITYHOLDER PROPOSALS

Pursuant to the Indenture and the Trust Agreement, no annual meeting of Holders is required to be held.  Accordingly, SEC rules with respect to shareholder proposals that may be submitted at annual meetings are generally inapplicable to the Trust.

HOUSEHOLDING

Companies and intermediaries, such as brokers and banks, can satisfy delivery requirements for consent or proxy solicitations with respect to two or more holders sharing the same address by delivering a single consent solicitation to those holders.  This method of delivery, often referred to as householding, should reduce the amount of duplicate information that holders receive and lower printing and mailing costs for companies.  Only one copy of this Consent Solicitation is being delivered to multiple Holders sharing an address unless we or the Trust has received contrary instructions from one or more of the Holders.  If you share the same address as another Holder, you may request, by contacting the Solicitation Agent in writing or orally, a separate copy of this Consent Solicitation Statement to be promptly delivered to you.  If you share the same address as another Holder, you also may request delivery of a separate copy of any future solicitation statements issued by us or the Trust by contacting the Solicitation Agent.  You may request delivery of a single copy of a solicitation statement if you share the same address as another Holder by contacting the Solicitation Agent.

MISCELLANEOUS

The Consent Solicitation is not being made to, and Letters of Consent will not be accepted from or on behalf of, Holders in any jurisdiction in which the making of the Consent Solicitation or the acceptance thereof would not be in compliance with the laws of such jurisdiction.  However, First Banks may in its discretion take such action as it may deem necessary to make the Consent Solicitation in any such jurisdiction and to extend the Consent Solicitation to Holders in such jurisdiction.

From time to time, First Banks or its affiliates may engage in additional Consent Solicitations.  Any future Consent Solicitations may be on the same terms or on terms that are more or less favorable to Holders of the Trust Preferred Securities than the terms of the Consent Solicitation, as First Banks may determine in its sole discretion.

Questions concerning the terms of the Consent Solicitation and requests for assistance in completing and delivering the Letter of Consent or requests for additional copies of this Consent Solicitation Statement, the accompanying Letter of Consent and other related documents should be directed to the Solicitation Agent:

D.F. King & Co., Inc.

48 Wall Street
22nd Floor
New York, NY 10005

Banks and Brokerage Firms, Please Call:  (212) 269-5550
All Others Call Toll-free:  (800) 290-6426

The following methods are available for delivering your Letters of Consent:

By Hand, Mail or Overnight Delivery:

48 Wall Street
22nd Floor
New York, NY 10005
Attn:  Elton Bagley

By Facsimile Transmission:
(212) 809-8838

To Confirm Receipt Please Call:
(212) 493-6996

FIRST PREFERRED CAPITAL TRUST IV

LETTER OF CONSENT

LETTER OF CONSENT CONCERNING THE SOLICITATION OF CONSENTS
RELATING TO PROPOSED AMENDMENTS TO THE INDENTURE, TRUST
AGREEMENT AND PREFERRED SECURITIES GUARANTEE GOVERNING
ITS 8.15% CUMULATIVE TRUST PREFERRED SECURITIES
(CUSIP No. 33610A209)

PURSUANT TO THE CONSENT SOLICITATION STATEMENT DATED OCTOBER 15, 2010

THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 19, 2010, UNLESS OTHERWISE EXTENDED (SUCH TIME AND DATE, AS THEY MAY BE EXTENDED, THE “CONSENT DATE”).  CONSENTS MAY BE REVOKED ON THE TERMS AND CONDITIONS SET FORTH IN THE CONSENT SOLICITATION STATEMENT REFERRED TO BELOW.

TO:  D.F. King & Co., Inc. (as Solicitation Agent)

By Hand, Mail or Overnight	By Facsimile Transmission:	To Confirm Receipt Please Call:
Delivery:
	(212) 809-8838	(212) 493-6996
48 Wall Street 22nd Floor New York, NY 10005 Attn: Elton Bagley

The Consent Solicitation is made by First Banks, Inc. (“First Banks”), the sole owner of First Preferred Capital Trust IV, a Delaware statutory trust (the “Trust”), only to Holders (as defined below) as of the Record Date (as defined below) of the Trust’s 8.15% cumulative trust preferred securities (the “Trust Preferred Securities”) issued and outstanding pursuant to the Amended and Restated Trust Agreement, dated April 1, 2003 (the “Trust Agreement”) and the Indenture, dated April 1, 2003 (the “Indenture”), as more fully described in the accompanying Consent Solicitation Statement dated October 15, 2010 (the “Consent Solicitation Statement”) of First Banks.

The term “Record Date” as used herein means close of business New York City time, on October 12, 2010, and the term “Holder” means each person shown on the records of the registrar for the Trust Preferred Securities as a registered holder on the Record Date.  We understand that the Depository Trust Company (“DTC”) has authorized DTC Participants (“Participants”) set forth in the position listing of DTC as of the Record Date to execute Letters of Consent as if they were the Holders of the Trust Preferred Securities held of record in the name of DTC or the name of its nominee.  Accordingly, for purposes of the Consent Solicitation, the term “Holder” shall be deemed to include such Participants.  Capitalized terms used herein but not defined herein have the meanings given to them in the Consent Solicitation Statement.

Holders of the Trust Preferred Securities and their duly designated proxies (“Duly Designated Proxies”) who wish to consent to the Proposed Amendments described in the Consent Solicitation Statement must deliver their properly completed and executed Letter of Consent by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission to the Solicitation Agent (not to the Trust or First Banks) at its address or facsimile number set forth above in accordance with the instructions set forth herein and in the Consent Solicitation Statement.  However, First Banks reserves the right (but is not obligated) to accept any Letters of Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the Proposed Amendments.

Only Holders or their Duly Designated Proxies are eligible to consent to the Proposed Amendments.  Any beneficial owner of Trust Preferred Securities who is not a Holder of such Trust Preferred Securities must arrange with the person who is the Holder or such Holder’s assignee or nominee (i) to execute and deliver a Letter of Consent on behalf of such beneficial owner or (ii) to deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf.

CONSENT TO THE PROPOSED AMENDMENTS

By execution hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement and hereby represents and warrants that the undersigned is a Holder (or Duly Designated Proxy) of the Trust Preferred Securities indicated below and has full power and authority to take the action indicated below in respect of such Trust Preferred Securities.  The undersigned will, upon request, execute and deliver any additional documents deemed by First Banks to be necessary or desirable to perfect the undersigned’s consent to the Proposed Amendments.

The undersigned acknowledges that the undersigned must comply with the provisions of this Letter of Consent and complete the information required herein to consent validly to the Proposed Amendments.

Upon the terms and subject to the conditions set forth in the Consent Solicitation Statement, and in accordance with this Letter of Consent, the undersigned hereby consents to the Proposed Amendments (as defined in the Consent Solicitation Statement), and to the execution of an amendment to the Indenture (a “Supplemental Indenture”) and amendments to the Trust Agreement and the Preferred Securities Guarantee, dated April 1, 2003 (the “Guarantee Agreement”) effecting the Proposed Amendments.  The undersigned acknowledges and agrees that the consent given hereby may not be revoked except in accordance with the procedures set forth herein and in the Consent Solicitation Statement (and agrees that it will not attempt to do so).

The undersigned acknowledges that the Proposed Amendments will become effective upon receipt by First Banks of the Requisite Consents on or prior to the Consent Date which have not been revoked and the execution and delivery of a Supplemental Indenture and amendments to the Trust Agreement and Guarantee Agreement by First Banks and The Bank of New York Mellon Trust Company, N.A., as Successor Trustee to Fifth Third Bank, implementing the Proposed Amendments (which may occur prior to the Consent Date if the Requisite Consents are received before then).

Notwithstanding the foregoing, First Banks expressly reserves the right to withdraw the Consent Solicitation for any reason prior to the Consent Date.

The undersigned acknowledges that Letters of Consent delivered pursuant to any one of the procedures described under the heading “The Consent Solicitation—Procedures for Consenting” in the Consent Solicitation Statement and in the instructions included in this Letter of Consent will constitute a binding agreement between the undersigned and First Banks upon the terms and subject to the conditions of the Consent Solicitation.  The undersigned hereby agrees that it will not revoke any consent it grants hereby except in accordance with the procedures set forth herein and in the Consent Solicitation Statement.

Unless otherwise specified in the table below, this Letter of Consent relates to the total aggregate dollar amount (in integral multiples of $1,000) of Trust Preferred Securities held of record by the undersigned at the close of business, New York City time, on the Record Date.  If this Letter of Consent relates to less than the total aggregate dollar amount of Trust Preferred Securities so held, the undersigned must list on the table below the aggregate dollar amount (in integral multiples of $1,000) of Trust Preferred Securities for which consent is given.  If the space provided below is inadequate, list the aggregate dollar amount (in integral multiples of $1,000) of Trust Preferred Securities on a separate signed schedule and affix the schedule to this Letter of Consent.

The undersigned authorizes the Solicitation Agent to deliver this Letter of Consent and any proxy delivered in connection herewith to the Trust and the trustees as evidence of the undersigned’s consent with respect to the Proposed Amendments and the execution of a Supplemental Indenture and amendments to the Trust Agreement and Guarantee Agreement effecting the Proposed Amendments.

2

DESCRIPTION OF THE TRUST PREFERRED SECURITIES AS TO WHICH CONSENTS ARE GIVEN
Name and Address of Holder	Aggregate Dollar Amount of Trust Preferred Securities*	Dollar Amount With Respect to Which Consents are Given*

Total: Dollar Amount Consenting $
*     Unless otherwise indicated in the column labeled “Dollar Amount With Respect to Which Consents Are Given,” consents will be deemed to have been delivered in respect of the entire aggregate dollar amount indicated in the column labeled “Aggregate Dollar Amount of Trust Preferred Securities.”  All dollar amounts must be in integral multiples of $1,000.

3

IMPORTANT—READ CAREFULLY

If this Letter of Consent is executed by the Holder, it must be executed in exactly the same manner as the name of the Holder appears on the Trust Preferred Security.  An authorized Participant must execute this Letter of Consent exactly as its name appears on DTC’s position listing as of the Record Date.  If the Trust Preferred Securities are held of record by two or more joint Holders, all such Holders must sign the Letter of Consent.  If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit proper evidence satisfactory to First Banks of such person’s authority to so act.  If the Trust Preferred Securities are registered in different names, separate Letters of Consent must be executed covering each form of registration.  If a Letter of Consent is executed by a person other than the Holder, then such person must be a Duly Designated Proxy in order to execute a Letter of Consent on behalf of the Holder.

SIGN HERE

Signature(s)
Date:
Name(s)
(Please Print)

Capacity (full title):
Address:
(Include Zip Code)

Area Code and Telephone No.:
Tax Identification or Social Security No.:

4

FORM OF PROXY WITH RESPECT TO THE CONSENT SOLICITATION

The undersigned hereby irrevocably appoints _________________________________ as attorney and proxy of the undersigned, with full power of substitution, to execute and deliver the Letter of Consent on which this form of proxy is set forth with respect to the Trust Preferred Securities in accordance with the terms of the Consent Solicitation described in the Consent Solicitation Statement, with all the power the undersigned would possess if consenting personally.  THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.  The aggregate dollar amount of Trust Preferred Securities as to which this Proxy relates is given are set forth below.

Aggregate Dollar Amount of Trust Preferred Securities

IMPORTANT—READ CAREFULLY

This proxy must be signed by the Holder(s) as their name(s) appear on the Trust Preferred Securities.  If there are two or more Holders, each should sign.  If a signatory is a corporation, please give full corporate names and have a duly authorized officer sign, stating title.  If a signatory is a partnership or trust, please sign in the partnership or trust name by a duly authorized person.  If signature is by a trustee, executor, administrator, guardian, attorney-in-act, officer or other person acting in a fiduciary or representative capacity, please set forth full name.  See Instruction 5.

PLEASE SIGN BELOW
(See Instructions 1 and 5)

X:
X:
Signature(s) of Owner(s)
Dated: ___________________, 20___
PLEASE TYPE OR PRINT INFORMATION BELOW

Name(s):
Capacity:
Address:
(Including Zip Code)

Area Code and Telephone Number:

5

INSTRUCTIONS FOR CONSENTING HOLDERS
(FORMING PART OF THE TERMS AND CONDITIONS OF THE CONSENT SOLICITATION)

1.           Delivery of this Letter of Consent.  Subject to the terms and conditions set forth herein and in the Consent Solicitation Statement, a properly completed and duly executed copy of this Letter of Consent and other documents required by this Letter of Consent must be received by the Solicitation Agent at its address or facsimile number set forth on the cover hereof on or prior to the Consent Date.  The method of delivery of this Letter of Consent and all other required documents to the Solicitation Agent is at the risk of the Holder or Duly Designated Proxy, and the delivery will be deemed made only when actually received by the Solicitation Agent.  In all cases, sufficient time should be allowed to assure timely delivery.  No Letter of Consent should be sent to any person other than the Solicitation Agent.  However, First Banks reserves the right (but is not obligated) to accept any Letters of Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the Proposed Amendments.

Any beneficial owner of Trust Preferred Securities who is not a Holder of such Trust Preferred Securities must arrange with the person who is the Holder (e.g., the beneficial owner’s broker, dealer, commercial bank, trust company or other nominee institution) or such Holder’s assignee or nominee (i) to execute and deliver this Letter of Consent on behalf of such beneficial owner or (ii) to deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf.

2.           Consent Date.  The Consent Solicitation expires at 5:00 p.m. New York City time, on November 19, 2010, unless First Banks, in its sole discretion, extends the period during which the Consent Solicitation is open, in which case the term “Consent Date” shall mean the latest date and time as so extended.  In order to extend the Consent Date, First Banks will notify the Solicitation Agent in writing or orally of any extension and will make a public announcement thereof, in each case prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Consent Date.  First Banks may extend the Consent Solicitation on a daily basis or for such specified period of time as it determines in its sole discretion.  Failure by any Holder, Duly Designated Proxy or beneficial owner of the Trust Preferred Securities to be so notified will not affect the extension of the Consent Solicitation.

3.           Questions Regarding Validity, Form, Legality, etc.  All questions as to the form of all documents and the validity and eligibility (including time of receipt) and acceptance of consents and revocations of consents of Trust Preferred Securities will be resolved by First Banks, in its sole discretion, which determination shall be final and binding.  Alternative, conditional or contingent consents will not be considered valid.  First Banks reserves the absolute right to reject any or all consents and revocations of consents that are not in proper form or the acceptance of which could, in the opinion of First Banks’ counsel, be unlawful.  First Banks also reserves the right to waive any defects, irregularities or conditions of consent as to the Trust Preferred Securities.  A waiver of any defect or irregularity with respect to the consent in respect of one Trust Preferred Security shall not constitute a waiver of the same or any other defect or irregularity with respect to the consent in respect of any other Trust Preferred Security except to the extent First Banks may otherwise so provide.  First Banks’ interpretations of the terms and conditions of the Consent Solicitation, including the instructions in this Letter of Consent, will be final and binding.  No consent as to any Trust Preferred Security will be deemed to have been validly made until all defects or irregularities with respect to such Trust Preferred Security have been cured or waived by First Banks.  All Consenting Holders, by execution of this Letter of Consent or a facsimile hereof, waive any right to receive notice of the acceptance of their consent.  None of the Trust, First Banks, the Solicitation Agent or any other person will be under any duty to give notice of any defects or irregularities in consents or will incur any liability for failure to give any such notice.

4.           Holders Entitled to Consent.  Only a Holder (or its Duly Designated Proxy) or another person who has complied with the procedures set forth below may execute and deliver a Letter of Consent.  Any beneficial owner or registered holder of the Trust Preferred Securities who is not the Holder thereof (e.g., the beneficial owner’s broker, dealer, commercial bank, trust company or other nominee institution) must arrange with such Holder(s) or such Holder’s assignee or nominee (i) to execute and deliver this Letter of Consent to the Solicitation Agent on behalf of such beneficial owner or (ii) to deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf.  For purposes of the Consent Solicitation, the term “Holder” shall be deemed to include Participants through which a beneficial owner’s Trust Preferred Securities may be held of record as of the Record Date in DTC.  A consent by a Holder or Duly Designated Proxy is a continuing consent notwithstanding that ownership of a Trust Preferred Security has been transferred subsequent to the Record Date, unless the Holder or Duly Designated Proxy timely revokes the prior consent in accordance with the procedures set forth herein and in the Consent Solicitation Statement.

6

5.           Signatures on this Letter of Consent.  If this Letter of Consent is signed by the Holder(s) of the Trust Preferred Securities with respect to which this Letter of Consent is given, the signature(s) of such Holder(s) must correspond with the name(s) as contained on the books of the register maintained by Computershare Investor Services, LLC, or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever.

If any of the Trust Preferred Securities with respect to which this Letter of Consent is given were held of record on the Record Date by two or more joint Holders, all such Holders must sign this Letter of Consent.  If any Trust Preferred Securities with respect to which this Letter of Consent is given have different Holders, it will be necessary to complete, sign and submit as many separate copies of this Letter of Consent and any necessary accompanying documents as there are different Holders.

If this Letter of Consent is signed by trustees, executors, administrators, guardians, Duly Designated Proxies, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons must indicate such fact when signing and must, unless waived by First Banks, submit evidence satisfactory to First Banks of their authority to so act along with this Letter of Consent.

6.           Revocation of Consent.  Any Holder (or Duly Designated Proxy) of Trust Preferred Securities as to which a consent has been given may revoke such consent as to such Trust Preferred Securities or any portion of such Trust Preferred Securities (by a dollar amount in integral multiples of $1,000) by delivering a written notice of revocation to the Solicitation Agent at any time prior to the effectiveness of the Proposed Amendments (which may occur prior to the Consent Date).  Any notice of revocation received after the effectiveness of the Proposed Amendments will not be effective, even if received prior to the Consent Date.  The transfer of the Trust Preferred Securities after the Record Date will not have the effect of revoking any consent theretofore validly given by a Holder of such Trust Preferred Securities or Duly Designated Proxy, and each properly completed and executed Letter of Consent will be counted notwithstanding any transfer of the Trust Preferred Securities to which such consent relates, unless the procedure for revoking consents described below has been complied with.

To be effective, a notice of revocation must be in writing, must contain the name of the Holder or Duly Designated Proxy, as the case may be, the Trust Preferred Securities to which it relates, and the aggregate dollar amount (in integral multiples of $1,000) of the Trust Preferred Securities to which it relates and must be (a) signed in the same manner as the original Letter of Consent or (b) accompanied by a duly executed proxy or other authorization (in form satisfactory to First Banks).  Revocation of consents must be sent to the Solicitation Agent at its address set forth in this Letter of Consent.

To be effective, the revocation must be executed by the Holder in the same manner as the name of such Holder appears on the books of the register maintained by Computershare Investor Services, LLC, or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever.  If a revocation is signed by a trustee, executor, administrator, guardian, Duly Designated Proxy, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must indicate such fact when signing and must, unless waived by First Banks, submit with the revocation appropriate evidence of authority to execute the revocation.  A revocation of the consent will be effective only as to the Trust Preferred Securities listed on the revocation and only if such revocation complies with the provisions of this Letter of Consent and the Consent Solicitation Statement.  Only a Holder (or Duly Designated Proxy) is entitled to revoke a consent previously given.  A beneficial owner of the Trust Preferred Securities must arrange with the Holder to execute and deliver on its behalf a revocation of any consent already given with respect to such Trust Preferred Securities.  A transfer of Trust Preferred Securities after the Record Date must be accompanied by a duly executed proxy from the relevant Holder if the subsequent transferee is to have revocation rights with respect to the relevant consent to the Proposed Amendments.  A purported notice of revocation that is not received by the Solicitation Agent in a timely fashion and accepted by First Banks as a valid revocation will not be effective to revoke a consent previously given.

A revocation of a consent may not be rescinded.  A Holder or Duly Designated Proxy who has delivered a revocation may thereafter deliver a new Letter of Consent by following one of the described procedures at any time prior to the Consent Date.

7

Prior to the earlier of (i) the effectiveness of the Proposed Amendments (which may occur prior to the Consent Date) or (ii) the Consent Date, First Banks intends to consult with the Solicitation Agent to determine whether the Solicitation Agent has received any revocations of consents.  First Banks reserves the right to contest the validity of any revocations.

7.           Waiver of Conditions.  First Banks, subject to applicable law, expressly reserves the absolute right, in its sole discretion, to amend or waive any of the terms or conditions to the Consent Solicitation, in whole or in part, at any time and from time to time, or to terminate the Consent Solicitation prior to the effectiveness of the Proposed Amendments.

8.           Requests for Assistance or Additional Copies.  Questions and requests for assistance relating to the procedures regarding the Consent Solicitation and requests for additional copies of the Consent Solicitation Statement and this Letter of Consent may be directed to the Solicitation Agent at the address and telephone numbers below:

D.F. King & Co., Inc.
48 Wall Street
22nd Floor
New York, New York 10005
Banks and Brokerage Firms, Please Call:  (212) 269-5550
All Others Call Toll-free:  (800) 290-6426

APPENDIX A

FIRST SUPPLEMENTAL INDENTURE

Dated as of __________, ____

to

INDENTURE

Dated as of April 1, 2003

Between

FIRST BANKS, INC.

as Issuer

and

The Bank of New York Mellon Trust Company, N.A.

As Trustee

8.15% SUBORDINATED DEBENTURES DUE 2033

FIRST SUPPLEMENTAL INDENTURE

THIS FIRST SUPPLEMENTAL INDENTURE, dated as of                                            , ____, between First Banks, Inc., a Missouri corporation (the “Company”), and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (the “Trustee”).

WITNESSETH:

WHEREAS, the Company and the Trustee are parties to that certain Indenture dated as of April 1, 2003 (the “Indenture”), pursuant to which 8.15% subordinated debentures due 2033 (the “Debentures”) have been issued by the Company; and

WHEREAS, Section 11.2 of the Indenture permits the Company and the Trustee, with the consent of the holders (the “Holders”) of the preferred securities (the “Trust Preferred Securities”) issued by First Preferred Capital Trust IV (the “Trust”), to execute one or more supplemental indentures for the purpose of modifying the provisions of the Indenture;

WHEREAS, the Company desires to amend Sections 4.3 and 5.7 of the Indenture, each of which sets forth various restrictions on the Company’s activities during a period in which interest payments are being deferred under the Indenture (a “Deferral Period”), to:

(i)            allow the Company or a subsidiary or affiliate of the Company to issue its capital stock in exchange for or upon conversion of outstanding capital stock of the Company or any subsidiary or affiliate or for outstanding indebtedness of the Company ranking pari passu with or junior to the Debentures during a Deferral Period;

(ii)           permit the Company to exchange any trust preferred securities that it beneficially owns for an equal principal amount of corresponding junior subordinated debentures and then cancel such indebtedness during a Deferral Period; and

(iii)          permit the Company to acquire less than all of any outstanding Debentures or any of the Trust Preferred Securities during a Deferral Period.

WHEREAS, the Company has obtained the consent of the Holders of not less than a majority in liquidation preference of the Trust Preferred Securities and has delivered to the Trustee evidence satisfactory to the Trustee that such consents have been given and, as of the date hereof, have not been withdrawn or revoked;

WHEREAS, the Company has requested the Trustee join with it in the execution and delivery of this Supplemental Indenture pursuant to Section 11.2 of the Indenture and has delivered to the Trustee board resolutions, an officers’ certificate, and an opinion of counsel;

WHEREAS, all other covenants and conditions precedent, if any, provided for in the Indenture relating to the execution of this Supplemental Indenture have been complied with as of the date hereof with respect to such authorization; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company, in accordance with its terms have been performed, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects.

NOW, THEREFORE, in compliance with Section 11.2 of the Indenture and in consideration of the covenants contained herein and intending to be legally bound hereby, the Company and the Trustee agree as follows:

ARTICLE 1.
AMENDED SECTIONS

Section 1.1.  Section 4.3 of the Indenture is replaced in its entirety with the following language:

Section 4.3       Limitation on Transactions.  If (i) the Company shall exercise its right to defer payment of interest as provided in Section 4.1; or (ii) there shall have occurred and be continuing any Event of Default, then (a) neither the Company nor any of its Subsidiaries shall declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (other than (A) dividends or distributions in common stock of the Company or such Subsidiary, as the case may be, or any declaration of a non-cash dividend in connection with the implementation of a shareholder rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (B) purchases of common stock of the Company related to the rights under any of the Company’s benefit plans for its directors, officers or employees, (C) as a result of a reclassification of its capital stock for another class of its capital stock, (D) dividends or distributions made by a Subsidiary to the Company, (E) dividends or distributions made by a Subsidiary to a Subsidiary, or (F) as a result of:  (i) any exchange or conversion of any class or series of the Company’s capital stock (or any capital stock of a Subsidiary or Affiliate of the Company) for any class or series of the Company’s capital stock (or any capital stock of a Subsidiary or Affiliate of the Company); or (ii) any exchange or conversion of any class or series of the Company’s indebtedness ranking pari passu with or junior to the Debentures for any class or series of the Company’s capital stock (or any capital stock of a Subsidiary or Affiliate of the Company); (b) neither the Company nor any Subsidiary shall make any payment of principal, interest or premium, if any, or repay, repurchase or redeem any debt securities issued by the Company or any Subsidiary which rank pari passu with (including without limitation the Company’s 9.25% Subordinated Debentures due 2027 issued to First Preferred Capital Trust I, the Company’s 10.24% Subordinated Debentures due 2030 issued to First Preferred Capital Trust II and the Company’s 9.00% Subordinated Debentures due 2031 issued to First Preferred Capital Trust III) or junior to the Debentures or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any subsidiary of the Company if such guarantee ranks pari passu with or junior in interest to the Debentures; provided, however, that notwithstanding the foregoing the Company may make payments pursuant to its obligations under the Preferred Securities Guarantee, may redeem or otherwise acquire any such debt securities corresponding to trust preferred securities that are beneficially owned by the Company and are surrendered to the appropriate trustee, and may acquire its outstanding indebtedness in a transaction described in Section 4.3(a)(F) above.  The term “capital stock” as used in this Indenture shall not include the 8.50% Subordinated Debentures due 2028 issued by First Banks America, Inc. to First America Capital Trust or the 8.50% Cumulative Trust Preferred Securities issued by First America Capital Trust.

Section 1.2.  Section 5.6 of the Indenture is replaced in its entirety with the following language:

Section 5.6       Limitation on Transactions.  If Debentures are issued to the Trust or a trustee of the Trust in connection with the issuance of Trust Securities by the Trust and (i) there shall have occurred and be continuing any event that would constitute an Event of Default; (ii) the Company shall be in default with respect to its payment of any obligations under the Preferred Securities Guarantee relating to the Trust; or (iii) the Company shall have given notice of its election to defer payments of interest on such Debentures by extending the interest payment period as provided in this Indenture and such Extension Period, or any extension thereof, shall be continuing, then (a) neither the Company nor any of its Subsidiaries shall declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (other than (A) dividends or distributions in common stock of the Company or such Subsidiary, as the case may be, or any declaration of a non-cash dividend in connection with the implementation of a shareholder rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (B) purchases of common stock of the Company related to the rights under any of the Company’s benefit plans for its directors, officers or employees, (C) as a result of a reclassification of its capital stock, (D) dividends or distributions made by a Subsidiary to the Company, (E) dividends or distributions made by a Subsidiary to a Subsidiary, or (F) as a result of:  (i) any exchange or conversion of any class or series of the Company’s capital stock (or any capital stock of a Subsidiary or Affiliate of the Company) for any class or series of the Company’s capital stock (or any capital stock of a Subsidiary or Affiliate of the Company); or (ii) any exchange or conversion of any class or series of the Company’s indebtedness ranking pari passu with or junior to the Debentures for any class or series of the Company’s capital stock (or any capital stock of a Subsidiary or Affiliate of the Company); (b) neither the Company nor any Subsidiary shall make any payment of principal, interest or premium, if any, or repay, repurchase or redeem any debt securities issued by the Company or any Subsidiary which rank pari passu with (including without limitation the Company’s 9.25% Subordinated Debentures due 2027 issued to First Preferred Capital Trust I, the Company’s 10.24% Subordinated Debentures due 2030 issued to First Preferred Capital Trust II, the Company’s 9.00% Subordinated Debentures due 2031 issued to First Preferred Capital Trust III, the Company’s Floating Rate Junior Subordinated Debt Securities due 2032 issued to First Bank Capital Trust, and the First Banks America, Inc. 8.50% Subordinated Debentures due 2028 issued to First America Capital Trust) or junior in interest to the Debentures; provided, however, that the Company may make payments pursuant to its obligations under the Preferred Securities Guarantee, may redeem or otherwise acquire such debt securities corresponding to any trust preferred securities that are beneficially owned by the Company and are surrendered to the appropriate trustee, and may acquire its outstanding indebtedness in a transaction described in Section 5.6(a)(F) above.

ARTICLE 2.
MISCELLANEOUS

Section 2.1.  Ratification of Indenture.  The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 2.2.  Separability.  In case any one or more of the provisions contained in the Indenture or this First Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of the Indenture or this First Supplemental Indenture, but the Indenture and this First Supplemental Indenture shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 2.3.  Concerning the Trustee.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, or with respect to any document used in connection with the solicitation of consents from the Holders of Trust Preferred Securities or the consents for such Holders, all of which recitals are made solely by the Company.  All of the provisions contained in the Indenture in respect of the rights, privileges, immunities, powers, and duties of the Trustee shall be applicable in respect of the First Supplemental Indenture as fully and with like force and effect as though fully set forth in full herein.

Section 2.4.  Governing Law.  This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of Missouri, without regard to conflict of law principles thereof.

Section 2.5.  Successors and Assigns. This First Supplemental Indenture shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto and the Holders of any Trust Preferred Securities or Debentures then outstanding.

Section 2.6.  Headings. The headings used in this First Supplemental Indenture are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this First Supplemental Indenture.

Section 2.7.  Counterparts. This First Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

Section 2.8.  Definitions. Capitalized terms used herein and not otherwise defined herein shall have the same meanings assigned to such terms as in the Indenture.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

FIRST BANKS, INC.

By:

Name:

Title:

THE BANK OF NEW YORK
MELLON TRUST COMPANY, N.A.,
as Trustee

By:

Name:

Title:

APPENDIX B

FIRST AMENDMENT TO PREFERRED SECURITIES GUARANTEE AGREEMENT

THIS FIRST AMENDMENT TO PREFERRED SECURITIES GUARANTEE AGREEMENT (the “Amendment”), dated as of                                             , ____, between First Banks, Inc., a Missouri corporation (the “Guarantor”), and The Bank of New York Mellon Trust Company, N.A., a national banking association, as Guarantee Trustee (the “Guarantee Trustee”).

WITNESSETH:

WHEREAS, the Guarantor and the Guarantee Trustee are parties to that certain Indenture dated as of April 1, 2003 (the “Indenture”), pursuant to which 8.15% subordinated debentures due 2033 (the “Debentures”) have been issued by the Guarantor; and

WHEREAS, the Guarantor and the Guarantee Trustee are also parties to a Preferred Securities Guarantee Agreement dated April 1, 2003 (the “Guarantee Agreement”), pursuant to which the Guarantor guarantees certain payments to the holders (the “Holders”) of the preferred securities (the “Preferred Securities”) issued by First Preferred Capital Trust IV, a Delaware Statutory Trust (the “Trust”);

WHEREAS, the Indenture and Guarantee Agreement set forth certain restrictions on the Company’s activities during a period in which interest payments are being deferred under the Indenture (a “Deferral Period”);

WHEREAS, the Guarantor desires to amend Section 6.1 of the Guarantee to conform to certain amendments being made contemporaneously to the Indenture;

WHEREAS, the Guarantor has obtained the consent of the Holders of not less than a majority in liquidation preference of the Preferred Securities to the Amendment and has delivered to the Guarantee Trustee evidence satisfactory to the Guarantee Trustee that such consents have been given and, as of the date hereof, have not been withdrawn or revoked;

WHEREAS, the Guarantor has requested the Guarantee Trustee join with it in the execution and delivery of this Amendment and has delivered to the Trustees an Officers’ Certificate and an Opinion of Counsel pursuant to Section 2.5 of the Guarantee Agreement;

WHEREAS, all other covenants and conditions precedent, if any, provided for in the Guarantee Agreement relating to the execution of this Amendment have been complied with as of the date hereof with respect to such authorization; and

WHEREAS, all things necessary to make this Amendment a valid agreement of the Guarantor in accordance with its terms have been performed, and the execution and delivery of this Amendment has been duly authorized in all respects.

NOW, THEREFORE, in consideration of the covenants contained herein and intending to be legally bound hereby, the Guarantor and the Guarantee Trustee agree as follows:

ARTICLE 1.
AMENDED SECTION

Section 1.1.  Section 6.1 of the Guarantee Agreement is replaced in its entirety with the following language:

Section 6.1       Limitation on Transactions.  So long as any Preferred Securities remain outstanding, if there shall have occurred and be continuing an Event of Default under this Preferred Securities Guarantee, an event of default under the Trust Agreement or during an Extension Period (as defined in the Indenture), then (a) neither the Guarantor nor any of its Subsidiaries (as defined in the Indenture) shall declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (as such term is defined in the Indenture), except as permitted in such circumstances by the Indenture; (b) the Guarantor shall not make any payment of interest, principal or premium, if any, or repay, repurchase or redeem any debt securities issued by the Guarantor which rank pari passu with (including without limitation the Guarantor’s 9.25% Subordinated Debentures due 2027 issued to First Preferred Capital Trust I, the Guarantor’s 10.24% Subordinated Debentures due 2030 issued to First Preferred Capital Trust II and the Guarantor’s 9.00% Subordinated Debentures due 2031 issued to First Preferred Capital Trust III) or junior to the Debentures or make any guarantee payments with respect to any guarantee of the Guarantor of the debt securities of any Subsidiary of the Guarantor if such guarantee ranks pari passu with or junior to the Debentures, other than payments under this Preferred Securities Guarantee, except as permitted in such circumstances by the Indenture.

ARTICLE 2.
MISCELLANEOUS

Section 2.1.  Ratification.  The Guarantee Agreement, as amended by this Amendment, is in all respects ratified and confirmed, and this Amendment shall be deemed part of the Guarantee Agreement in the manner and to the extent herein and therein provided.

Section 2.2.  Severability.  In case any one or more of the provisions contained in the Guarantee Agreement or this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of the Guarantee Agreement or this Amendment, but the Guarantee Agreement and this Amendment shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 2.3.  Concerning the Guarantee Trustee.  The Guarantee Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Amendment or for or in respect of the recitals contained herein, or with respect to any document used in connection with the solicitation of consents from the Holders of Preferred Securities or the consents for such Holders, all of which recitals are made solely by the Guarantor.  All of the provisions contained in the Guarantee Agreement in respect of the rights, privileges, immunities, powers, and duties of the Guarantee Trustee shall be applicable in respect of the Amendment as fully and with like force and effect as though fully set forth in full herein.

Section 2.4.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Missouri, without regard to conflict of law principles thereof.

Section 2.5.  Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto and the Holders of any Preferred Securities then outstanding.

Section 2.6.  Headings. The headings used in this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

Section 2.7.  Counterparts. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

Section 2.8.  Definitions. Capitalized terms used herein and not otherwise defined herein shall have the same meanings assigned to such terms as in the Guarantee Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

FIRST BANKS, INC.

By:

Name:

Title:

THE BANK OF NEW YORK
MELLON TRUST COMPANY, N.A.,
as Guarantee Trustee

By:

Name:

Title:

APPENDIX C
FIRST AMENDMENT TO THE AMENDED AND RESTATED TRUST AGREEMENT
OF FIRST PREFERRED CAPITAL TRUST IV

This First Amendment (the “Amendment”), dated ______, 20___, to the Amended and Restated Trust Agreement (the “Trust Agreement”) dated April 1, 2003, of First Preferred Capital Trust IV (the “Trust”), is entered into by and among First Banks, Inc., a Missouri corporation (the “Company” or the “Depositor”); The Bank of New York Mellon Trust Company, N.A., a national banking association, as Property Trustee (the “Property Trustee”); Wilmington Trust Company, a Delaware banking corporation, as Delaware Trustee (the “Delaware Trustee”); and Allen H. Blake, an individual, Terrance M. McCarthy, an individual, and Lisa K. Vansickle, an individual (collectively, the “Administrative Trustees,” and together with the Property Trustee and the Delaware Trustee, the “Trustees”).

WITNESSETH:

WHEREAS, the Depositor and the Trustees are also parties to the Trust Agreement, and the Property Trustee also serves as Trustee under an Indenture dated April 1, 2003 relating to the Company’s 8.15% subordinated notes due 2033 (the “Indenture”);

WHEREAS, the Depositor has obtained the consent of the Holders of not less than a majority in liquidation preference of the Trust Preferred Securities to the execution and delivery by the Company and the Trustee of the First Supplemental Indenture (the “First Supplemental Indenture”) dated as of _________, 20__ to the Indenture and has delivered to the Trustee evidence satisfactory to the Trustee that such consents have been given and, as of the date of the execution and delivery thereof, had not been withdrawn or revoked, together with such other documents as are required under the Indenture;

WHEREAS, the sole source of distributions by the Trust to holders of its Preferred Securities is payments made by the Company to the Trustee under the Indenture;

WHEREAS, the Depositor desires to amend the Trust Agreement in order to conform to the existing provisions of the Indenture, as supplemented and amended by the First Supplemental Indenture;

WHEREAS, the Depositor has requested that the Trustees join with it in the execution and delivery of this Amendment, has obtained the consent of the Holders of not less than a majority in liquidation preference of the Trust Preferred Securities to this Amendment, has delivered to the Trustees evidence satisfactory to the Trustees that such consents have been given and as of the date hereof have not been withdrawn or revoked, has delivered to the Trustees an Officers’ Certificate and an Opinion of Counsel pursuant to Section 1002(g) of the Trust Agreement, and has delivered to the Trustees an Opinion of Counsel pursuant to Section 1002(b) of the Trust Agreement;

WHEREAS, all covenants and conditions precedent, if any, provided for in the Trust Agreement relating to the execution of this Amendment have been complied with as of the date hereof with respect to such authorization; and

WHEREAS, all things necessary to make this Amendment a valid agreement of the parties in accordance with its terms have been performed, and the execution and delivery of this Amendment has been duly authorized in all respects.

NOW, THEREFORE, in consideration of the covenants contained herein and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1.
AMENDED SECTION

Section 1.1.  Article VIII of the Trust Agreement is hereby amended to add the following new Section 8.20:

Section 8.20                      The Company shall have the right to direct the Property Trustee to present Debentures to the Trustee for cancellation at any time and from time to time in a principal amount equal to the Liquidation Amount of any Preferred Securities beneficially owned by the Company, plus an additional principal amount of Debentures equal to the Liquidation Amount of that number of Common Securities that bears the same proportion to the total number of Common Securities then outstanding as the number of Preferred Securities to be cancelled bears to the total number of Preferred Securities then outstanding.  Such Debentures shall be cancelled pursuant to this Section 8.20 only in exchange for and upon surrender by the Company to the Property Trustee of the Preferred Securities and a proportionate amount of Common Securities, whereupon the Property Trustee shall cancel the Preferred Securities and Common Securities so surrendered and a Like Amount of Debentures shall be cancelled by the Debenture Trustee and shall no longer be deemed outstanding.

ARTICLE 2.
MISCELLANEOUS

Section 2.1.  Ratification.  The Trust Agreement, as amended by this Amendment, is in all respects ratified and confirmed, and this Amendment shall be deemed part of the Trust Agreement in the manner and to the extent herein and therein provided.

Section 2.2.  Severability.  In case any one or more of the provisions contained in the Trust Agreement or this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of the Trust Agreement or this Amendment, but the Trust Agreement and this Amendment shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 2.3.  Concerning the Trustees.  The Trustees shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Amendment or for or in respect of the recitals contained herein, or with respect to any document used in connection with the solicitation of consents from the holders of Preferred Securities or the consents for such holders, all of which recitals are made solely by the Depositor.  All of the provisions contained in the Trust Agreement in respect of the rights, privileges, immunities, powers, and duties of the Trustees shall be applicable in respect of the Amendment as fully and with like force and effect as though fully set forth in full herein.

Section 2.4.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of law principles thereof.

Section 2.5.  Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto and the holders of any Common Securities or Preferred Securities then outstanding.

Section 2.6.  Headings. The headings used in this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

Section 2.7.  Counterparts. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

Section 2.8.  Definitions. Capitalized terms used herein and not otherwise defined herein shall have the same meanings assigned to such terms as in the Trust Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

FIRST BANKS, INC.
as Depositor

By:

Name:

Title:

THE BANK OF NEW YORK
MELLON TRUST COMPANY, N.A.
as Property Trustee

By:

Name:

Title:

WILMINGTON TRUST COMPANY
as Delaware Trustee

By:

Name:

Title:

Allen H. Blake
as Administrative Trustee

Terrance M. McCarthy
as Administrative Trustee

Lisa K. Vansickle
as Administrative Trustee